UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

LATTICE STRATEGIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LATTICE STRATEGIES TRUST

Lattice US Equity Strategy ETF

Lattice Developed Markets (ex-US) Strategy ETF

Lattice Global Small Cap Strategy ETF

Lattice Emerging Markets Strategy ETF

101 Montgomery Street, 27th Floor

San Francisco, California 94104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 25, 2016

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 25, 2016. The Proxy Statement is also available at www.proxyvote.com by entering your control number listed on the proxy card.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (“Special Meeting”) of the series of Lattice Strategies Trust, a Delaware statutory trust (the “Trust”), listed in the table below (each, a “Fund,” and collectively, the “Funds”) will be held at the offices of Kaye Scholer LLP, 250 West 55th Street, New York, NY 10019, on July 25, 2016, beginning at 12:00 PM, Eastern time:

TRUST	FUNDS

Lattice Strategies Trust	Lattice US Equity Strategy ETF
Lattice Developed Markets (ex-US) Strategy ETF
Lattice Global Small Cap Strategy ETF
Lattice Emerging Markets Strategy ETF

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following proposals (each, a “Proposal”):

1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and Lattice Strategies LLC (the “Advisor”);
2.	To approve a new Investment Sub-Advisory Agreement between the Advisor and Mellon Capital Management Corporation (the “Sub-Advisor”);
3.	To approve the following amendments to the Trust’s Declaration of Trust:
(a)	an amendment removing the limitation on reclassifying or changing outstanding shares;
(b)	an amendment expanding the mandatory redemption provisions; and
(c)	an amendment regarding jurisdiction and waiver of jury trials for shareholder disputes; and
4.	To approve the use of “manager of managers” exemptive relief with respect to the Funds.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. You may vote at the Special Meeting if you are a shareholder of record of a Fund as of the close of business on June 20, 2016 (“Record Date”). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully review the enclosed materials, which explain the Proposals in more detail, and vote according to the manner specified, either on the Internet, by mail, by phone or in person.

After careful consideration, the Board has unanimously approved the Proposals and recommends that shareholders vote “FOR” each Proposal.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact [#] for additional information by calling toll-free [#].

By Order of the Board of Trustees of the Trust

Darek Wojnar
President
June [#], 2016

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B	John B. Smith, Custodian f/b/o/
Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

1.	VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

2.	VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

3.	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

4.	VOTE IN PERSON AT THE SPECIAL MEETING.

QUESTIONS AND ANSWERS

The "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the remainder of the Proxy Statement.

Why am I receiving this Proxy Statement?

You are receiving these proxy materials – a booklet that includes the Proxy Statement and your proxy card – because you have the right to vote on important proposals concerning the Trust and the Funds.

Proposals 1 and 2 relate to actions that need to be taken in light of the “Acquisition”, which involves a change in the corporate ownership structure of the Lattice Strategies LLC (the “Advisor”), which is the investment adviser to each of the Funds. In the Acquisition, Hartford Funds Management Company, LLC (“Hartford”), an indirect subsidiary of The Hartford Financial Services Group, Inc., has agreed to acquire 100 percent of the ownership interests in the Advisor, subject to the terms and conditions of an Agreement and Plan of Merger (the “Merger Agreement”). After the closing of the Acquisition (the “Closing”), the Advisor will be a wholly-owned subsidiary of Hartford, and it is expected that the services rendered to the Funds by the Advisor will be of the same or improved quality following the closing of the Acquisition as those in effect immediately prior to the Closing. Under the federal securities laws and the terms of the Funds' current investment advisory agreement with the Advisor (“Current Advisory Agreement”) and the current investment sub-advisory agreement between the Advisor and Mellon Capital Management Corporation (the “Sub-Advisor”), the Funds’ investment sub-adviser (the “Current Sub-Advisory Agreement” and together with the Current Advisory Agreement, the “Current Agreements”), a change of control of the Advisor results in the termination of the Current Agreements. To ensure a continued program of investment advisory and sub-advisory services to the Funds, Proposals 1 and 2 call for the approval of new advisory and sub-advisory agreements. The “New Advisory Agreement” and “New Sub-Advisory Agreement” are included as Exhibits A and C, respectively, to the Proxy Statement. As the Current Advisory Agreement and the Current Sub-Advisory Agreement will only terminate if the Closing occurs, the effectiveness of the shareholder actions taken in Proposals 1 and 2 are contingent upon the Closing. The shareholders must approve each of Proposal 1 and Proposal 2 as a condition to the Closing.

Proposal 3 relates to the approval of certain amendments to the Trust’s Declaration of Trust. Structured as three separate votes, the proposal involves (a) an amendment removing the limitation on reclassifying or changing outstanding shares; (b) an amendment expanding the mandatory redemption provisions; and (c) an amendment regarding jurisdiction and waiver of jury trials for shareholder disputes. The effectiveness of the shareholder actions taken in Proposal 3 are not contingent upon the Closing.

Proposal 4 relates to the approval of a "manager of managers" arrangement for each of the Funds to permit the Funds and the Advisor to enter into and/or materially amend agreements with sub-advisers that are affiliated or unaffiliated with the Advisor, in each case with the approval of the Board and without obtaining approval from the applicable Fund’s shareholders. Under Section 15(a) of the 1940 Act, investment advisers to registered investment companies cannot enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an investment adviser and a sub-adviser when required by applicable law. As discussed in more detail below, a “manager of managers” arrangement would permit the Advisor and the sub-advised Fund(s) to avoid the expense and potential delays associated with obtaining shareholder approval. The proposal seeks approval to rely on an existing “manager of managers” order (whereby the Advisor may contract or materially amend contracts with sub-advisers that are not affiliated with the Advisor with approval of the Board and without obtaining shareholder approval) previously granted to an entity that is under common control with Hartford by the Securities and Exchange Commission (“SEC”) and a prospective “manager of managers” order (whereby the Advisor may contract or materially amend contracts with sub-advisers that are unaffiliated and affiliated with the Advisor with approval of the Board and without obtaining shareholder approval) applied for by Hartford and under consideration by the SEC staff. There is no guarantee that the SEC will grant the order relating to the prospective “manager of managers” application relating to contracts with sub-advisers that may be affiliated with the Advisor. As the Advisor may only rely on an order granted to Hartford if the Closing occurs, the effectiveness of the shareholder actions taken in Proposal 4 are contingent upon the Closing.

Why am I being asked to vote?

You are being asked to vote on Proposal 1 and Proposal 2 because the Current Agreements will terminate immediately upon a change in control of the Advisor. If the Acquisition is consummated, such a change of control of the Advisor will occur at Closing. In order to ensure that each of the Funds is provided with continuous investment advisory and sub-advisory services after the Closing, shareholders are being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement. The Board unanimously voted in favor of the New Advisory Agreement and the New Sub-Advisory Agreement, subject to approval by each Fund's shareholders. Under the New Advisory Agreement and New Sub-Advisory Agreement, the Advisor and Sub-Advisor will continue to serve as investment adviser and investment sub-adviser, respectively, to the Funds after the Closing. The contractual fees paid by the Funds to the Advisor under the New Advisory Agreement (and those paid to the Sub-Advisor by the Advisor under the New Sub-Advisory Agreement) will be the same as the contractual fees under the Current Agreements. Other changes to the New Agreements are described more fully in the sections addressing each proposal. The Board unanimously recommends that shareholders approve each of Proposal 1 and Proposal 2.

You are being asked to vote on Proposal 3 in order to bring certain provisions of the Declaration of Trust more in line with current market standards in three respects. Proposal 3(a) is intended to provide the Board with greater flexibility in proposing changes and reclassifying outstanding shares by removing a restriction upon such changes if they would have a material adverse impact on the outstanding shares. Proposal 3(b) is intended to provide the Board with greater flexibility in adapting to market or regulatory changes by expanding their ability to require mandatory redemptions of shares whenever permitted by the 1940 Act and SEC staff interpretations. Proposal 3(c) is intended to ensure that any shareholder dispute would be heard in the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware, and in any case by bench trial (i.e., without a jury trial). Proposal 3(c) is intended to provide the Trust with greater predictability and clarity, and allow the trust to better manage the time and costs associated with litigation, through the designation of a reliable forum for litigation. The Board considered each amendment included in Proposal 3, voting in favor of the adoption of each such amendment and unanimously recommends that shareholders approve each amendment included in Proposal 3.

You are being asked to vote on Proposal 4 to allow the Advisor to rely on “manager of managers” relief with respect to the Funds. The “manager of managers” relief enables the Funds to operate with greater efficiency in the future by allowing each Fund to act quickly, if the need arises, to replace or hire a sub-adviser, as well as permit the Advisor and sub-advised Fund(s) to avoid the expense and potential time delay associated with obtaining shareholder approval. The Board unanimously recommends that shareholders approve Proposal 4.

Will the Acquisition affect me?

No. It is not expected that the Acquisition will affect the investment objectives, investment strategies and contractual advisory and sub-advisory fees of the Funds. Immediately after the Closing, the persons responsible for the day-to-day management of the Funds is expected to remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory services provided to each Fund following the Closing.

Will my Fund’s fees for investment advisory services increase?

No. The contractual fees payable to the Advisor and the Sub-Advisor under the New Advisory Agreement and New Sub-Advisory Agreement are identical to those payable under the Current Advisory Agreement and the Current Sub-Advisory Agreement, respectively.

Who is asking for my vote?

The enclosed proxy is being solicited by the Board for use at the Special Meeting of Shareholders to be held on July 25, 2016 (the “Special Meeting”), and, if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

How does the Board suggest that I vote?

After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Proxy Statement. Please see the section entitled "Board Considerations" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Why am I receiving information about Funds I do not own?

The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Special Meeting concurrently for all of the Funds.

What vote is required to approve the proposals?

For each Fund, approval of Proposal 1, 2 and 4 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Proposals 3(a), 3(b) and 3(c) are Trust-level votes, meaning that shareholders of all Funds are voting collectively. Approval of each proposed amendment will require the affirmative vote of the holders of the lesser of (i) 67% or more of the shares present or represented at such meeting, provided the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the shares of all Funds.

Will my vote make a difference?

Yes! Your vote is needed to ensure that the proposals can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s) or voting instruction card(s). You may also vote by signing, voting and returning the proxy card(s) or voting instruction card(s) in the envelope provided. We encourage all shareholders to participate in the governance of their Fund(s).

If I am a small investor, why should I bother to vote?

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Special Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Special Meeting and the approval of the proposals and generate unnecessary costs.

How do I vote?

You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to use any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. If you have questions, please call [#] at [#].

A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (i) delivering to the Secretary of the Trust written notice of the revocation; (ii) delivering to the Trust a proxy with a later date; or (iii) voting in person at the Special Meeting.

LATTICE STRATEGIES TRUST

Lattice US Equity Strategy ETF

Lattice Developed Markets (ex-US) Strategy ETF

Lattice Global Small Cap Strategy ETF

Lattice Emerging Markets Strategy ETF

101 Montgomery Street, 27th Floor

San Francisco, California 94104

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 25, 2016

Dear Shareholder:

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Lattice Strategies Trust (the “Trust”), on behalf of its series listed in the table below (each a “Fund” and collectively, the “Funds”), for a Special Meeting of Shareholders of the Funds (“Special Meeting”).

TRUST	FUNDS

Lattice Strategies Trust	Lattice US Equity Strategy ETF
Lattice Developed Markets (ex-US) Strategy ETF
Lattice Global Small Cap Strategy ETF
Lattice Emerging Markets Strategy ETF

The Special Meeting will be held on July 25, 2016, beginning at 12:00 PM, Eastern time at the offices of Kaye Scholer LLP, 250 West 55th Street, New York, NY 10019 and at any and all adjournments or postponements thereof. The Board plans to begin distribution of this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about [#], 2016 to all shareholders of record of the Funds as of the close of business on June 20, 2016 (“Record Date”).

You are receiving this Proxy Statement because you are a shareholder of one or more of the Funds as of the Record Date. Some shareholders hold shares in more than one Fund and may receive proxy cards and/or proxy materials for each Fund owned. Regardless of the number of shares owned, please vote by (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote.

As is more fully described in this Proxy Statement, shareholders of the Funds will be asked to vote on the following proposals (“Proposals”):

1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and Lattice Strategies LLC (the “Advisor”);
2.	To approve a new Investment Sub-Advisory Agreement between the Advisor and Mellon Capital Management Corporation (the “Sub-Advisor”);
3.	To approve the following amendments to the Trust’s Declaration of Trust:
(a)	an amendment removing the limitation on reclassifying or changing outstanding shares;

(b)	an amendment expanding the mandatory redemption provisions; and
(c)	an amendment regarding jurisdiction and waiver of jury trials for shareholder disputes; and
4.	To approve the use of “manager of managers” exemptive relief with respect to the Funds.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record who owned shares of any class of each Fund on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. For information about the Proxy Statement, please call toll-free [#].

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

[#Signature]

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INTRODUCTION

On May 18, 2016, Lattice Strategies LLC (the “Advisor”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with Hartford Funds Management Company, LLC (“Hartford”) and other parties, pursuant to which Hartford agreed to acquire, directly and indirectly, all of the outstanding equity interests of the Advisor, the investment adviser to the Funds, subject to the terms and conditions of the Merger Agreement. The transactions contemplated by the Merger Agreement are referred to herein as the “Acquisition.” The closing of the Acquisition is subject to a number of customary conditions which must be satisfied (or waived by the appropriate parties to the Merger Agreement) in order for the Acquisition to be completed, including obtaining shareholder approval of (1) a new investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “New Advisory Agreement”) and (2) a new investment sub-advisory agreement between the Advisor and the Sub-Advisor, with respect to the Funds (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”) to be in effect from and after the closing of the Acquisition.

Hartford is an indirect subsidiary of The Hartford Financial Services Group, Inc., a Connecticut-based financial services company. Excluding affiliated funds of funds, as of March 31, 2016, Hartford had approximately $92.6 billion (or approximately $74 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. Hartford serves as the investment manager to approximately 68 mutual funds and is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

Assuming that all conditions to closing required by the Merger Agreement are met, it is anticipated that the Acquisition will close in the third quarter of 2016 (the “Closing”) and, following the Closing, the Advisor will be a wholly-owned subsidiary of Hartford. Key management personnel of the Advisor, including Theodore Lucas, Darek Wojnar and Albert Lee, who are each either members or officers of the Advisor and a trustee or officer of the Trust, will be retained by the Advisor as part of the Acquisition.

If the Acquisition is consummated, the Closing will result in a change of control of the Advisor and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), an automatic termination of (1) the investment advisory agreement, dated December 30, 2014, between the Advisor and the Trust, on behalf of each Fund (the “Current Advisory Agreement”) and (2) the investment sub-advisory agreement, dated December 31, 2014, between the Advisor and Mellon Capital Management Corporation (the “Sub-Advisor”) with respect to each Fund (the “Current Sub-Advisory Agreement” and, together with the Current Advisory Agreement, the “Current Agreements”).

In order to ensure that each of the Funds is provided with continuous investment advisory and sub-advisory services after the Closing, the Board of Trustees (“Board” or “Trustees”) of Lattice Strategies Trust (the “Trust”) held a meeting on June 10, 2016 to review the Acquisition and approve, among other things, the New Agreements that will take effect upon the Closing. The Board, including its Trustees that are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) voting separately, unanimously approved the continued retention of the Advisor as the Funds’ investment adviser after the Closing under the New Advisory Agreement, subject to approval by shareholders of the Funds in accordance with the 1940 Act. The Board, including its Independent Trustees voting separately, also unanimously approved the continued retention of the Sub-Advisor as the Funds’ investment sub-adviser after the Closing under the New Sub-Advisory Agreement, subject to approval by shareholders of the Funds in accordance with the 1940 Act. In addition, the Board unanimously recommends that shareholders of each Fund vote to approve the New Agreements.

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The Fund’s annual and semi-annual reports, Prospectus and SAI are available free upon request by calling the Advisor at (415) 315-6600. You can also access and download the annual and semi-annual reports, Prospectus and the SAI at the Fund’s website: http://www.latticeetfs.com.

To obtain other information and for shareholder inquiries:

By telephone:	(415) 315-6600
By mail:	Lattice Strategies Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

On the Internet: SEC Edgar database: http://www.sec.gov; or http://www. latticeetfs.com.

4

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BETWEEN LATTICE STRATEGIES TRUST AND LATTICE STRATEGIES LLC

Why is the New Advisory Agreement necessary?

The Advisor currently serves as each Fund’s investment manager pursuant to the Current Advisory Agreement. The Current Advisory Agreement was approved by written consent of each Fund’s initial shareholder (in each case, the Advisor) prior to the commencement of operation of such Fund. You are being asked to approve the New Advisory Agreement because the Current Advisory Agreement will terminate upon completion of the Acquisition. The New Advisory Agreement will become effective as to a Fund only if approved by a “majority of the outstanding voting securities” (as such term is defined under the 1940 Act) of the applicable Fund and only if the Acquisition is completed. If the Acquisition is not completed, the New Advisory Agreement will not go into effect, even if approved by shareholders at the Special Meeting, and the Current Advisory Agreement will continue in effect. At the meeting held on June 10, 2016, the Board unanimously approved the New Advisory Agreement, subject to approval by shareholders of the Funds. The Board unanimously recommends that shareholders of each Fund vote to approve the New Advisory Agreement.

What are the differences in the New Advisory Agreement and Current Advisory Agreement?

The New Advisory Agreement differs from the Current Advisory Agreement in that it includes, among other things:

•	expanded descriptions of the advisory, management and administrative services provided by the Advisor, as the Funds’ investment adviser, to reflect in additional detail the nature and scope of services that will be provided by the Advisor to the Funds after the Closing; and

•	clarification that the New Advisory Agreement is a contract between each Fund and the Advisor and that it does not create any contractual obligations between the Fund and its shareholders. This provision is consistent with a holding in a recent court decision and clarifies that there are no third party beneficiaries to the New Advisory Agreement.

Additional information regarding the differences between the New Advisory Agreement and Current Advisory Agreement is contained in the section entitled “What are the terms of the New Advisory Agreement?”

What did the Board consider in approving the New Advisory Agreement?

Current Agreements. The Funds’ Current Advisory Agreement and Current Sub-Advisory Agreement were last reviewed and approved by the Board at the organizational meeting of the Trust on December 12, 2014. The Board reviewed materials received from the Advisor and fund counsel in considering the Current Advisory Agreement, and from the Advisor, Sub-Advisor and fund counsel in considering the Current Sub-Advisory Agreement.

In preparation for its review of the Current Advisory Agreement, the Board, including the Independent Trustees meeting separately, communicated with fund counsel regarding the nature of information to be provided, and fund counsel sent a formal request for information to the Advisor. The Advisor provided extensive information in response to each request. Among other information, the Advisor provided general information to assist the Board in assessing the nature and quality of services provided by the Advisor and information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, and information about the profitability of the Current Advisory Agreement to the Advisor and the compliance program of the Advisor.

5

Based upon its review, the Board, including the Independent Trustees meeting and voting separately, concluded on December 12, 2014 that it was in the best interest of each respective Fund to approve the Current Advisory Agreement. In reaching this conclusion for each Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors, including the nature, extent and quality of services proposed to be provided by the Advisor, advisory fees, profitability, economies of scale and other benefits to the Advisor. In approving each Fund’s Current Advisory Agreement, the Board considered separately the best interests of each Fund overseen by the Board.

The specific factors considered by the Board are described in further detail in the Funds’ annual report to shareholders dated September 30, 2015. Each Fund will furnish, without charge, a copy of such annual report to any shareholder upon request. Requests should be directed to the Trust at (415) 315-6600. Annual and semi-annual reports and each Fund’s Prospectus and Statement of Additional Information (“SAI”) are also available at the Fund’s website: http://www.latticeetfs.com/library/index.php.

New Advisory Agreement. Provided below is an overview of the primary factors the Board considered in connection with the review of the New Advisory Agreement. In determining whether to approve the New Advisory Agreement for a Fund, the Board considered separately the best interests of each Fund overseen by such Board. The Board also considered the changes set forth in the New Advisory Agreement. The Board, including the Independent Trustees meeting and voting separately, unanimously approved the New Advisory Agreement with respect to each Fund.

Prior to the consideration of the New Advisory Agreement, the Independent Trustees considered whether to engage independent legal counsel to advise on the process. The Trust’s organizational documents permit the Independent Trustees to engage independent legal counsel at the cost of the Funds (which costs the Advisor has agreed to reimburse the Funds). The Independent Trustees determined to engage Ropes & Gray LLP as independent legal counsel to provide advice on matters related to the Acquisition, including the New Advisory Agreement.

The Board reviewed materials received from the Advisor, Hartford, fund counsel and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Advisor and each of the Funds’ respective inceptions through the first quarter of 2016. In the months prior to the Board’s consideration of the New Advisory Agreement, the Advisor had provided each Independent Trustee with information regarding a possible strategic transaction and, eventually, details regarding the Acquisition.

Following the execution of the Merger Agreement, an in-person meeting was held on June 10, 2016 and attended by the Trustees, certain officers of the Trust and the Advisor, and representatives of Hartford. The officers of the Advisor and representatives of Hartford summarized the principal terms of the Merger Agreement, described the Acquisition and the business plans for the Advisor following the consummation of the Acquisition, and answered such questions as were raised at the meeting. At the meeting, the Board considered and discussed information regarding the impact of the Acquisition on the shareholders of the Funds and considered the approval of the New Advisory Agreement.

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As part of its review process, the Board, including the Independent Trustees meeting separately, consulted with fund counsel, independent legal counsel and the Chief Compliance Officer of the Trust. The Advisor and Hartford provided, among other information, information regarding the terms of the Acquisition and potential benefits to the Advisor from the Acquisition. The information provided regarding Hartford included (1) financial information concerning Hartford and its affiliates, (2) information regarding senior executives of Hartford, (3) information regarding other Hartford affiliated investment managers, (4) information regarding litigation and regulatory matters of Hartford and (5) potential conflicts of interest. The Advisor and Hartford also provided information regarding Hartford’s and the Advisor’s intentions for the business, operations and personnel of the Advisor following the Closing.

The Independent Trustees met in executive session with independent legal counsel to discuss the Acquisition and the information provided at the Board meeting. The Independent Trustees for each Fund concluded that it was in the best interests of such Fund to approve the New Advisory Agreement and, accordingly, recommended to the Board the approval of the New Advisory Agreement. On behalf of each Fund, the Board subsequently unanimously approved the New Advisory Agreement for a two-year term, to be renewed annually thereafter, and resolved to unanimously recommend that the shareholders of each Fund approve the New Advisory Agreement with respect to such Fund.

In reaching the conclusion to approve the New Advisory Agreement for each Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the New Advisory Agreement.

In connection with the Board’s consideration of the New Advisory Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

•	within the last 18 months, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to approve the Current Advisory Agreement;
•	Board approval of the New Advisory Agreement is a condition to the Closing;
•	the statements of the Advisor to the Board that the manner in which the Funds’ assets are managed will not change as a result of the Acquisition;
•	the aggregate advisory fee rate payable by each Fund will not change under the New Advisory Agreement;
•	the differences between the terms of the New Advisory Agreement and the terms of the Current Advisory Agreement do not materially impact the services provided by the Advisor, but primarily provide additional detail on such services;
•	the capabilities of the Advisor’s personnel who will provide advisory, management, shareholder servicing and administrative services to the Funds are expected to be as strong or stronger than current capabilities, and the key personnel who currently provide advisory, management, shareholder servicing and administrative services to the Funds are expected to continue to do so after the Acquisition;
•	the assurance from the Advisor and Hartford that the services will be of the same or improved quality following the closing of the Acquisition as those in effect immediately prior to the Closing;
•	the impact of the Acquisition on the Advisor’s day-to-day operations, including, without limitation, the potential increase in resources available to Advisor personnel as a result of the Advisor becoming a subsidiary of Hartford;
•	the reputation, capabilities, experience, organizational structure and financial resources of Hartford;

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•	the long-term business goals of Hartford and the Advisor with regard to the business and operations of the Advisor;
•	that shareholders of the Funds will not bear any costs in connection with the Acquisition, inasmuch as the Advisor and/or Hartford will bear the costs, fees and expenses incurred by the Funds in connection with this Proxy Statement, the solicitation of proxies, and any other costs of the Funds associated with the Acquisition; and
•	that the Advisor and Hartford will not impose or seek to impose any “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on the Funds as a result of the Acquisition or any express or implied terms, conditions or understandings applicable to the Acquisition for a period of two years following the effective date of the Closing.

The Board also considered the terms of the Merger Agreement and related transactions that constitute the Acquisition, including the payments to be made by Hartford to the owners of the Advisor in connection with the Acquisition and employment relationships of the Advisor’s personnel post-Closing. The Trustees considered that the financial and other benefits of the Acquisition flow to the owners of the Advisor. Consideration for the Acquisition consists of a lump sum cash payment by Hartford upon the Closing to the owners of the Advisor, plus the potential for the owners of the Advisor to earn additional performance-based payments for a period of four years following the Closing. The Board noted that Theodore Lucas, the Chairman of the Board, is among the beneficial owners of the Advisor.

The Board noted that the approval of the New Advisory Agreement with respect to the Funds was contingent upon the Closing, and that the Current Advisory Agreement would continue to be in effect unless and until the Closing occurred.

Nature, Scope and Quality of Services to be Provided by the Advisor

The Board noted that key investment and management personnel servicing the Funds are expected to remain with the Advisor following the Closing and that the services provided to the Funds by the Advisor are not expected to change. The Board also considered the Advisor’s and Hartford’s representations to the Board that Hartford intends for the Advisor to continue to operate following the Closing in much the same manner as it operates today, and that the impact of the Acquisition on the day-to-day operations of the Advisor would be neutral or positive. The Board also considered Hartford’s statement that the Advisor’s compliance policies and procedures, disaster recovery plans, information security controls and insurance program would be at least as strong or improved following the Closing as those in effect immediately prior to the Closing. Based on this review, the Board concluded that the range and quality of services provided by the Advisor to the Funds were expected to continue under the New Advisory Agreement at the same or improved levels.

Investment Performance

The Board considered that the portfolio management personnel currently responsible for the management of the portfolios were expected to continue to manage the portfolios following the Closing with at least the same or improved resources. The Board concluded that these factors supported approval of the New Advisory Agreement.

Costs of the Services to be Provided, and Profits to be Realized, by the Advisor

The Board noted that it was too early to predict how the Acquisition may affect the Advisor’s future profitability from its relationship with the Funds, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that Advisor’s fee rates under the New Advisory Agreement are the same as those assessed under the Current Advisory Agreement.

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Extent to Which Economies of Scale May Be Realized as the Funds Grow

The Board considered any potential economies of scale that may result from the Acquisition. The Board further noted Hartford’s statement that such economies of scale could not be predicted in advance of the Closing but that some were expected due to the Advisor being able to draw on Hartford’s capabilities in fund compliance and administration that exist for other investment companies advised and sub-advised by Hartford and its affiliates.

Reasonableness of Investment Advisory Fees

The Board also considered the fact that the advisory fee rates payable to the Advisor would be the same under the New Advisory Agreement as they are under such the Current Advisory Agreement, which had been determined to be reasonable at the December 12, 2014 meeting of the Board. At the June 10, 2016 meeting, the Board conducted a new analysis of the fee rates payable for each Fund, concluding them to be reasonable. The Board concluded that these factors supported approval of the New Advisory Agreement.

How is the Continued Retention of the Advisor Expected to Affect Shareholders of the Funds?

The Board determined that, in the near term, the Acquisition was likely to result in service to the Funds from the Advisor that is as good as, if not improved relative to, the service provided by the Advisor in the past. This determination was made based primarily upon the continuation of the personnel of the Advisor. The Board also considered the likelihood that the Acquisition may result in increased resources available to such personnel. As a result, the Board determined that the continuation of the services of the Advisor to the Funds after the Closing was beneficial to such Funds and their shareholders.

Other Benefits

The Board noted its determination that the advisory fees were reasonable, taking into consideration other benefits to the Advisor. The Board also considered other benefits to the Advisor, Hartford and their affiliates expected to be derived from their relationships with the Funds, and noted that no additional benefits were reported by the Advisor or Hartford as a result of the approval of the New Advisory Agreement. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

What are the terms of the New Advisory Agreement?

The form of the New Advisory Agreement is included as Exhibit A to this Proxy Statement. The following is a summary of the terms of the Current Advisory Agreement and the New Advisory Agreement. Except for the changes discussed below, the terms of the Current Advisory Agreement and the New Advisory Agreement are substantially similar. The description of terms in this section is qualified in its entirety by reference to Exhibit A.

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Duties of the Advisor. Under both the Current Advisory Agreement and the New Advisory Agreement, the Advisor provides a continuous program of investment management for each Fund, subject to the general supervision of the Board. In addition, the Advisor may engage a sub-adviser to perform services for any Fund, subject to its oversight. Under both the Current Advisory Agreement and the New Advisory Agreement, the Advisor will, whether directly or through engagement of one or more sub-advisers, (a) manage the investment and reinvestment of the assets of each Fund, (b) continuously review, supervise and administer the investment program of each Fund, (c) determine, in its discretion, the securities to be purchased retained or sold, (d) with the assistance of each Fund’s distributor, determine the number of shares of each Fund that will be created or redeemed each business day based on the purchase orders submitted by Authorized Participants, (e) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, information about each Fund sufficient for a pricing service or other entity to calculate the Intra-Day Indicative Value of the shares of the Fund every fifteen seconds each business day, (f) provide the Trust and each Fund with records concerning the Advisor’s activities which the Trust and the Fund are required to maintain, and (g) render regular reports to the Board and officers concerning the Advisor’s discharge of the foregoing responsibilities. The New Agreement clarifies these services and duties and enumerates certain existing obligations and responsibilities, including, among others, the services outlined below for each Fund:

•	regularly providing investment research and advice and monitoring the Fund’s performance and examining and recommending ways to improve the performance of the Fund;

•	determining, in its discretion, the securities to be purchased, retained, sold or lent and what portion of the assets will be invested or held uninvested as cash (and implement those decisions) with respect to the Fund;

•	monitoring each sub-adviser (if any) (i) for compliance with the Fund’s investment strategies and policies, (ii) for any changes that may impact the Fund or the sub-adviser’s operations or overall business continuity, (iii) for adherence to legal and compliance procedures, (iv) for any litigation enforcement or regulatory matters relating to the sub-adviser, and (vi) with respect to the sub-adviser’s brokerage practices and trading quality;

•	conducting periodic on-site due diligence meetings as well as other meetings with each sub-adviser (if any);

•	researching, selecting, and making recommendations to replace sub-advisers (if any) or portfolio managers, and assist in managing the transition process when sub-advisers or portfolio managers are appointed, terminated, or replaced;

•	issuing orders and directions to any bank at which the Fund maintains a general account with respect to the disposition and application of Fund assets from time to time held by such bank;

•	providing, or causing an affiliate to provide, such economic and statistical data relating to the Fund and such information concerning important economic, political and other developments as the Advisor shall deem appropriate or as shall be requested by the Board; and

•	assisting in the supervision of all aspects of the Trust’s operation, including the supervision and coordination of all matters relating to the functions of the custodian, administrator, transfer agent, or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Trust, including serving as the liaison between such service providers and the Board, including:

o	drafting and negotiating all aspects of agreements and amendments with the custodian, administrator, transfer agent or other shareholder servicing agents (if any) for the Trust;

o	preparation and production of meeting materials for the Board, as well as such other materials as the Board may from time to time reasonably request, including in connection with the Board’s annual review of the Fund’s investment management agreement, the sub-advisory agreements (if any), and related agreements;

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o	preparing Board materials and Board reports generally, and providing such other information or assistance to the Board as may be necessary from time to time;

o	providing day-to-day legal, compliance and regulatory support for the Fund in connection with the administration of the affairs of the Trust, including but not limited to providing advice on legal, compliance, regulatory and operational issues, providing advice relating to litigation involving the Fund and/or its trustees or officers, and procuring legal services for the Fund and supervising the work of outside legal counsel;

o	assisting the Fund in the handling of regulatory examinations and working with the Fund’s legal counsel in response to non-routine regulatory matters;

o	preparing such information and reports as may be required by any banks from which the Fund borrows funds; and

o	performing due diligence on third-party service providers and negotiating service agreements with those third-parties.

Although the New Advisory Agreement enumerates certain administrative services, it is anticipated that State Street Bank and Trust Company (“State Street”) will continue to serve as administrator of the Funds pursuant to its administrative services agreement with the Trust, subject to oversight by the Advisor and the Board, immediately following the Closing. The fee paid to State Street will continue to be paid by the Advisor out of its management fee. The changes in the New Advisory Agreement clarify that the Advisor may perform some or all of the administrative or may engage other parties to assist it with any of these functions.

Compensation. There will be no change in the fee schedule applicable to any Fund under the New Advisory Agreement. For the services provided to the Funds under the New Advisory Agreement, each Fund will continue to pay the Advisor the annual fee set forth beside its name in the table below, which fee is based on a percentage of the respective Fund’s average daily net assets.

FUND	INVESTMENT ADVISORY FEE
Lattice Developed Markets (ex-US) Strategy ETF	0.50%
Lattice Emerging Markets Strategy ETF	0.65%
Lattice US Equity Strategy ETF	0.35%
Lattice Global Small Cap Strategy ETF	0.60%

The Advisor does not currently advise or sub-advise any mutual funds or exchange traded funds that have a similar investment objective. As a result, information regarding fees received by the Advisor for management of comparable funds is not included.

The aggregate amount of the advisory fees paid by the Funds to the Advisor and the amount and purpose of any other material payments by the Funds to the Advisor, or any affiliated person of the Advisor, during the last fiscal year is set forth in the below table.

FUND	ADVISORY FEES	OTHER AMOUNTS
Lattice Developed Markets (ex-US) Strategy ETF	$78,313	$0
Lattice Emerging Markets Strategy ETF	$82,857	$0
Lattice US Equity Strategy ETF	$22,991	$0
Lattice Global Small Cap Strategy ETF	$51,481	$0

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Expenses of the Funds. Under the New Advisory Agreement, there will be no change to the expenses of the Trust assumed or paid by the Advisor. Under the New Advisory Agreement, the Advisor will continue to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustees; (iv) compensation and expenses of the Trust’s chief compliance officer; (v) extraordinary expenses; (vi) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (vii) the advisory fee payable to the Advisor under the New Advisory Agreement.

The Trust and the Advisor had previously entered into an Expense Reimbursement Agreement dated January 25, 2016 in respect of each Fund. Under the Expense Reimbursement Agreement, the Advisor has contractually agreed to reimburse the portion of the operating expenses of each Fund for such Fund’s allocation of the compensation and expenses of the (i) Trust’s Independent Trustees, and (ii) counsel to the Independent Trustees. The Expense Reimbursement Agreement will continue in accordance with its terms.

Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25 percent of each Fund’s average daily net assets may be made for the sale and distribution of its shares. Effective December 12, 2014, the Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets. No shareholder action would be required to charge Rule 12b-1 fees in the future. A Fund’s prospectus would be updated prior to any change taking effect.

Brokerage Commissions and Portfolio Transactions. Under the Current Advisory Agreement and the New Advisory Agreement, the Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund and the Advisor is responsible for seeking best execution. Under each Agreement, the Advisor is also authorized when placing portfolio transactions to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of such research, analysis, advice and similar services, subject to the Advisor determining that such commission is reasonable in light of the services provided.

Termination. The New Advisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to such agreement. The following parties may terminate the agreement: the Board; a majority of the outstanding voting securities of a Fund with respect to that Fund; and the Advisor. The New Advisory Agreement will automatically terminate in the event of its “assignment,” as that term is defined under the 1940 Act. These terms are substantially the same as those included in the Current Advisory Agreement.

Amendments. The New Advisory Agreement may be amended by the parties thereto (which include the Advisor and the Trust) provided that the amendment is approved by the vote of a majority of the Board, including a majority of the Independent Trustees, and to the extent required by applicable law, the amendment is approved by the vote of a majority of the outstanding voting securities of each relevant Fund. These terms are substantially the same as those included in the Current Advisory Agreement.

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Effectiveness and Term of the New Advisory Agreement. If approved by shareholders and if the Acquisition closes, the New Advisory Agreement will become effective with respect to each Fund upon the Closing and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the New Advisory Agreement will continue for successive one-year terms with respect to each Fund, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of each Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

Obtaining shareholder approval of the New Advisory Agreement is one of the required closing conditions of the Acquisition. In the event that shareholder approval of the New Advisory Agreement is not obtained as to any Fund and the Acquisition is nonetheless consummated, the Board, in consultation with the Advisor, will consider the options available to such Fund, including entering into an interim advisory agreement with the Advisor pursuant to Rule 15a-4 under the 1940 Act and/or closing such Fund. If the Acquisition does not close, the Current Advisory Agreement will continue in effect, subject to the supervision of the Board, and the New Advisory Agreement will not take effect.

Liability. The New Advisory Agreement provides that the Advisor will not be liable to the Funds, or any shareholder of the Funds, for any act or omission in the course of, or connected with, its services under the New Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from the Advisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Advisory Agreement, or reckless disregard of its obligations or duties under the New Advisory Agreement.

Will there be any changes to the Funds as a result of the Acquisition and/or Proposal #1?

Immediately following the Closing and approval by shareholders of the New Agreements, each Fund will continue to have the same investment objective and investment strategies, have the same contractual advisory fee, and be managed by substantially the same core group of professionals at the Advisor and Sub-Advisor. In addition, the Trust and the Funds will continue to rely on the exemptive relief it has received from the SEC.

Will the Funds bear the expenses of the Special Meeting?

All of the expenses relating to the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be borne by the Advisor and Hartford. It is estimated that the total cost will be approximately $[#].

INFORMATION ABOUT LATTICE STRATEGIES LLC

The Advisor has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since 2004. The Advisor’s principal office is located at 101 Montgomery Street, 27th Floor, San Francisco, CA 94104. As of March 31, 2016, the Advisor had approximately $215 million in assets under management. Additional information about the Advisor is available as Exhibit B to the Proxy Statement.

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Required Vote

For each Fund, approval of this Proposal requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Only shareholders of record who owned shares of any class of each Fund on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

OF THE FUNDS VOTE “FOR” THE APPROVAL OF

THE NEW ADVISORY AGREEMENT

* * * * * * * * * *

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PROPOSAL 2

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN LATTICE STRATEGIES LLC AND

MELLON CAPITAL MANAGEMENT CORPORATION

Why is the New Sub-Advisory Agreement necessary?

The Sub-Advisor currently provides sub-advisory services (including portfolio management services) to the Funds pursuant to the Current Sub-Advisory Agreement it entered into with the Advisor. The Current Sub-Advisory Agreement was approved by written consent of each Fund’s initial shareholder prior to the commencement of operation of such Fund. You are being asked to approve a New Sub-Advisory Agreement because the Current Sub-Advisory Agreement will terminate upon Closing. The Acquisition will result in a change of control of the Advisor and, pursuant to the 1940 Act, an automatic termination of the Current Sub-Advisory Agreement. If the Acquisition is not completed, the New Sub-Advisory Agreement will not go into effect, even if approved by shareholders at the Special Meeting, and the Current Sub-Advisory Agreement will continue in effect. At the meeting held on June 10, 2016, the Board unanimously approved the New Sub-Advisory Agreement, subject to approval by shareholders of the Funds. The New Sub-Advisory Agreement must be approved by the shareholders of each Fund to become effective upon the Closing.

What are the differences in the New Sub-Advisory Agreement and Current Sub-Advisory Agreement?

The New Sub-Advisory Agreement contains terms that are materially identical to the Current Sub-Advisory Agreement.

Additional information regarding the differences between the New Sub-Advisory Agreement and Current Sub-Advisory Agreement is contained in the section entitled “What are the terms of the New Sub-Advisory Agreement?”

What did the Board consider in approving the New Sub-Advisory Agreement?

Current Agreements. The Funds’ Current Advisory Agreement and Current Sub-Advisory Agreement were last reviewed and approved by the Board at the organizational meeting of the Trust on December 12, 2014. The Board reviewed materials received from the Advisor and fund counsel in considering the Current Advisory Agreement, and from the Advisor, Sub-Advisor and fund counsel in considering the Current Sub-Advisory Agreement.

In preparation for its review of the Current Sub-Advisory Agreement, the Board, including the Independent Trustees meeting separately, communicated with fund counsel regarding the nature of information to be provided, and fund counsel sent a formal request for information to the Advisor and Sub-Advisor. The Advisor and Sub-Advisor provided extensive information in response to each request. Among other information, the Advisor and Sub-Advisor each provided general information to assist the Board in assessing the nature and quality of services provided by the Sub-Advisor and information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, and information about the compliance program of the Advisor. The Board considered that the fees of the Sub-Advisor would be paid out of the advisory fee paid to the Advisor under the Current Advisory Agreement.

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Based upon its review, the Board, including the Independent Trustees meeting and voting separately, concluded on December 12, 2014 that it was in the best interest of each respective Fund to approve the Current Sub-Advisory Agreement. In reaching this conclusion for each Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors, including the nature, extent and quality of services proposed to be provided by the Advisor, advisory fees, profitability, economies of scale and other benefits to the Sub-Advisor. In approving the Current Sub-Advisory Agreement, the Board considered separately the best interests of each Fund overseen by the Board.

The specific factors considered by the Board are described in further detail in the Funds’ annual report to shareholders dated September 30, 2015. Each Fund will furnish, without charge, a copy of such annual report to any shareholder upon request. Requests should be directed to the Trust at (415) 315-6600. Annual and semi-annual reports and each Fund’s Prospectus and SAI are also available at the Fund’s website: http://www.latticeetfs.com/library/index.php.

New Sub-Advisory Agreement. Provided below is an overview of the primary factors the Board considered in connection with the review of the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement for a Fund, the Board considered separately the best interests of each Fund overseen by such Board. The Board, including the Independent Trustees meeting and voting separately, unanimously approved the New Sub-Advisory Agreement with respect to each Fund.

The Board reviewed materials received from the Advisor, the Sub-Advisor, fund counsel and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of each of the Funds and reports on the performance of the portfolio management of the Sub-Advisor. The Board considered that the Merger Agreement and the Acquisition had no direct impact on the personnel or services provided by the Sub-Advisor to the Funds.

Following the execution of the Merger Agreement, an in-person meeting was held on June 10, 2016 and attended by the Trustees, certain officers of the Trust, the Advisor and representatives of Hartford and the Sub-Advisor for the purpose of considering approval of the New Sub-Advisory Agreement. The Advisor and Sub-Advisor provided information and made presentations to the Board as a part of the Board’s review.

As part of its review process, the Board, including the Independent Trustees meeting separately, consulted with fund counsel, independent legal counsel and the Chief Compliance Officer of the Trust. The Independent Trustees for each Fund concluded that it was in the best interests of such Fund to approve the New Sub-Advisory Agreement and, accordingly, unanimously recommended to the Board the approval of the New Sub-Advisory Agreement. On behalf of each Fund, the Board subsequently unanimously approved the New Sub-Advisory Agreement for a two-year term, to be renewed annually thereafter, and resolved to recommend that the shareholders of each Fund approve the New Sub-Advisory Agreement with respect to such Fund.

In connection with the Board’s consideration of the New Sub-Advisory Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

•	within the last 18 months, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to approve the Current Sub-Advisory Agreement;

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•	Board approval of the New Sub-Advisory Agreement is a condition to the Closing;
•	the statements of the Advisor to the Board that the manner in which the Funds’ assets are managed will not change as a result of the Acquisition;
•	there are no material differences between the terms of the New Sub-Advisory Agreement and the terms of the Current Sub-Advisory Agreement;
•	the Sub-Advisor personnel who provide sub-advisory and portfolio management services to the Funds are not expected to change; and
•	the statements of the Advisor and the Sub-Advisor that the Acquisition will have no direct impact on the Sub-Advisor or its day-to-day operations, as the Sub-Advisor is not a party to the Acquisition.

The Board also considered the terms of the Merger Agreement and related transactions that constitute the Acquisition, including the payments to be made by Hartford to the owners of the Advisor in connection with the Acquisition and employment relationships of the Advisor personnel post-Closing. The Trustees considered that the financial and other benefits of the Acquisition flow to the owners of the Advisor. Consideration for the Acquisition consists of a lump sum cash payment by Hartford upon the Closing to the owners of the Advisor, plus the potential for the owners of the Advisor to earn additional performance based payments for a period of four years following the Closing. The Board noted that Theodore Lucas, the Chairman of the Board, is among the beneficial owners of the Advisor.

The Board noted that the approval of the New Sub-Advisory Agreement with respect to the Funds was contingent upon the Closing, and that the Current Sub-Advisory Agreement would continue to be in effect unless and until the Closing occurred.

Nature, Scope and Quality of Services to be Provided by the Sub-Advisor

The Board noted that the key investment and management personnel servicing the Funds will not change as a result of the Acquisition or entering into the New Sub-Advisory Agreement. The Board considered the service provided by the Sub-Advisor to the Funds over the preceding 18 months, noting the quality of the portfolio management services and reporting to the Board. Based on this review, the Board concluded that the range and quality of services provided by the Sub-Advisor to the Funds were expected to continue under the New Sub-Advisory Agreement and will be of the same or improved quality following the closing of the Acquisition as those in effect immediately prior to the Closing.

Investment Performance

The Board considered the performance of the Funds, on return and tracking bases, and the portfolio management service provided by the Sub-Advisor to the Funds over the preceding 18 months, noting the quality of the portfolio management services and reporting to the Board. The Board concluded that these factors supported approval of the New Sub-Advisory Agreement.

Costs of the Services to be Provided, and Profits to be Realized, by the Sub-Advisor

The Board noted that the Sub-Advisor’s fee rates under the New Sub-Advisory Agreement are the same as those assessed under the Current Sub-Advisory Agreement, and that such fees were paid by the Advisor out of the advisory fee it received from the Funds. It determined that the fee rates payable to the Sub-Advisor were in line with the services rendered to the Funds.

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Extent to Which Economies of Scale May Be Realized as the Funds Grow

The Board considered any potential economies of scale that may result from the Acquisition. The Board further noted Hartford’s statement that such economies of scale could not be predicted in advance of the Closing but that some were expected due to the Advisor being able to draw on Hartford’s capabilities in fund compliance and administration that exist for other investment companies advised and sub-advised by Hartford and its affiliates.

Reasonableness of Investment Sub-Advisory Fees

The Board also considered the fact that the advisory fee rates payable to the Advisor would be the same under the New Advisory Agreement as they are under such the Current Advisory Agreement, and that the advisory fee rates payable to the Sub-Advisor would also remain the same as they are under the Current Sub-Advisory Agreement, each of which fees had been determined to be reasonable at the December 12, 2014 meeting of the Board. At the June 10, 2016 meeting, the Board conducted a new analysis of the fee rates payable for each Fund, concluding them to be reasonable. The Board concluded that these factors supported approval of the New Sub-Advisory Agreement.

Other Benefits

The Board noted that the Sub-Advisor was not anticipated to benefit directly or indirectly from the Acquisition.

What are the terms of the New Sub-Advisory Agreement?

The form of the New Sub-Advisory Agreement is included as Exhibit C to this Proxy Statement, and the description of terms in this section is qualified in its entirety by reference to Exhibit C. There are no material differences between the terms of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement, except for the dates of execution and term of agreement.

Duties of the Sub-Advisor. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Advisor will manage each Fund’s portfolio in accordance with such Fund’s investment objectives, policies and restrictions, subject to the supervision of the Advisor and oversight of the Board. The Sub-Advisor is and shall be responsible for all decisions to purchase and sell securities and other investments for the Funds and to place all orders for the purchase and disposition of securities, financial instruments and other investments. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Advisor will monitor compliance of each Fund with the investment guidelines and prospectus applicable to such Fund, will provide periodic reports to the Advisor and the Board, will maintain records required under applicable law and will cooperate with the Funds’ independent public accountants and other service providers. The Sub-Advisor will employ and designate portfolio managers to provide portfolio management services to the Funds. The Sub-Advisor will be authorized to vote proxies with respect to the portfolio securities of each Fund.

Fees. For each Fund, the Sub-Advisor will be paid a fee that is the greater of a) twelve percent of the Fund’s Total Annual Fund Operating Expenses and b) 0.03% of the average daily net assets of the Fund. The fee payable to the Sub-Advisor will be paid by the Advisor out of its investment advisory fee.

The Sub-Advisor does not currently advise or sub-advise any mutual funds or exchange traded funds that have a similar investment objective. As a result, information regarding fees received by the Sub-Advisor for management of comparable funds is not included.

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The aggregate amount of the sub-advisory fees paid by the Advisor to the Sub-Advisor and the amount and purpose of any other material payments by the Funds to the Sub-Advisor, or any affiliated person of the Sub-Advisor, during the last fiscal year is set forth in the below table.

FUND	SUB-ADVISORY FEES	OTHER AMOUNTS
Lattice Developed Markets (ex-US) Strategy ETF	$29,726.02	$0
Lattice Emerging Markets Strategy ETF	$29,726.02	$0
Lattice US Equity Strategy ETF	$29,726.02	$0
Lattice Global Small Cap Strategy ETF	$26,164.38	$0

Term. If approved by shareholders and if the Acquisition closes, the New Sub-Advisory Agreement will become effective upon the Closing and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the New Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of each Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Obtaining shareholder approval of the New Sub-Advisory Agreement, is one of the required closing conditions of the Acquisition. In the event that shareholder approval of the New Sub-Agreement is not obtained as to any Fund and the Acquisition is nonetheless consummated, the Board, in consultation with the Advisor and Sub-Advisor, will consider the options available to such Funds, including entering into an interim sub-advisory agreement pursuant to Rule 15a-4 under the 1940 Act and/or closing of such Fund(s). If the Acquisition does not close, the Current Sub-Advisory Agreement will continue in effect, subject to the supervision of the Board, and the New Sub-Advisory Agreement will not take effect.

Liability. The New Sub-Advisory Agreement provides that the Sub-Advisor will not be liable to the Funds, or any shareholder of the Funds, for any act or omission in the course of, or connected with, its services under the New Sub-Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from the Sub-Advisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Sub-Advisory Agreement, or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement.

Will there be any changes to the Funds as a result of the Acquisition and/or Proposal #2?

Immediately following the Closing and approval by shareholders of the New Agreements, each Fund will continue to have the same investment objective and investment strategies, have the same contractual advisory and sub-advisory fee, and be managed by substantially the same core group of professionals at the Advisor and Sub-Advisor. In addition, the Trust and the Funds will continue to rely on the exemptive relief it has received from the SEC.

INFORMATION ABOUT MELLON CAPITAL MANAGEMENT CORPORATION

The Sub-Advisor has been registered as an investment adviser with the SEC since 1983. The Sub-Advisor’s principal office is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of March 31, 2016, the Sub-Advisor had approximately $341.8 billion in assets under management. Additional information about the Sub-Advisor is available as Exhibit D to the Proxy Statement.

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Required Vote

For each Fund, approval of this Proposal requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Only shareholders of record who owned shares of any class of each Fund on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

OF THE FUNDS VOTE “FOR” THE APPROVAL OF

THE NEW SUB-ADVISORY AGREEMENT

* * * * * * * * * *

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PROPOSALS 3(A) – 3(C)

APPROVAL OF AMENDMENTS TO THE DECLARATION OF TRUST

Shareholders are being asked to vote to approve three amendments to the Declaration of Trust of the Trust in the form attached as Exhibit E to this Proxy Statement (together, the “Amendment”). The Amendment includes three revisions to the Trust’s existing Declaration of Trust (“Current Declaration of Trust”).

The Board held a meeting on June 10, 2016 to review the Amendment and approve, among other things, each proposed amendment to the Current Declaration of Trust, each of which would take effect upon the Closing. The Board unanimously approved each proposed amendment in the Amendment, subject to approval by shareholders of the Funds in accordance with the Current Declaration of Trust.

Proposal 3(a): To approve an amendment to the Current Declaration of Trust removing the limitation on reclassifying or changing Outstanding Shares

The Amendment amends Article III, Section 1 to remove the limitation that prevents the Trustees from reclassifying or changing Outstanding Shares (as defined in the Current Declaration of Trust) in a manner materially adverse to shareholders of such shares, without first obtaining the authorization or vote of the series or class of shares that would be materially adversely affected. Removing this provision will permit the Trustees to reclassify shares or change Outstanding Shares without a shareholder vote, unless required by applicable law.

The adoption of this provision is intended to bring the Current Declaration of Trust more in line with industry standards and to provide the Trustees with greater flexibility to react more quickly to changes in competitive and regulatory conditions by adjusting the terms or rights applicable to shares whenever the Trustees determine that it is in the best interest of the Trust or any applicable Fund or class, as permitted by applicable law or regulation.

Proposal 3(b): To approve an amendment to the Current Declaration of Trust expanding the mandatory redemption provisions

The Amendment amends Article VI, Section 2 to provide that the Trustees may require any shareholder to redeem shares for any reason, as determined by the Trustees in their sole discretion, subject to applicable law. Expanding the mandatory redemption provisions will permit the Trust, on behalf of a Fund, to redeem shares whenever permitted by the 1940 Act and SEC staff interpretations.

The adoption of this provision is intended to provide the Trustees with greater flexibility to react more quickly to changes in competitive and regulatory conditions by redeeming shares whenever the Trustees determine that it is in the best interest of the Trust or any applicable Fund or class, as permitted by applicable law or regulation.

Proposal 3(c): To approve an amendment to the Current Declaration of Trust regarding jurisdiction and waiver of jury trials

The Amendment amends Article VIII, Section 7 to provide for the exclusive jurisdiction of the Court of Chancery of the State of Delaware for shareholder disputes to the extent the Court of Chancery has jurisdiction and, if it does not, the exclusive jurisdiction of the Superior Court of the State of Delaware. Because of the scope of the jurisdiction of the Court of Chancery, most, if not all, cases involving the Trust brought by shareholders would be brought in the Court of Chancery and not the Superior Court. Any cases brought in the Court of Chancery are heard by a judge not a jury. The Proposed Declaration of Trust also provides that in the event a suit is brought in the Superior Court, all shareholders waive the right to a trial by jury so that the dispute would also be heard by a judge. The Current Declaration of Trust does not have similar provisions.

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The adoption of this provision is intended to provide the Trust with a level of predictability and clarity under a well-developed body of law, and could allow it to better manage the time and costs associated with litigation as a result of designating the forum that is most familiar with issues relating to Delaware statutory trusts.

What did the Board consider in approving the Amendment?

The Board met with representatives of the Advisor and Hartford and conferred with fund counsel and independent legal counsel in respect of each proposed change included in the Amendment.

In consideration of Proposal 3(a), the Board unanimously determined that the removal of restricting language would permit the Trustees to exercise greater discretion in responding to changing regulatory or business circumstances.

In consideration of Proposal 3(b), the Board unanimously determined that the inclusion of broader redemption rights would permit the Trustees to exercise greater discretion in responding to changing regulatory or business circumstances by affording the Board the ability, at their discretion, to redeem shares under any circumstance permitted by applicable law and the Declaration of Trust, as amended.

In the case of both Proposal 3(a) and Proposal 3(b), the Board considered that any actions in respect of reclassifying or changing Oustanding Shares or effecting mandatory share redemptions would require further Board approval.

In consideration of Proposal 3(c), the Board unanimously determined that the identification of exclusive jurisdiction for shareholder disputes and derivative suits within the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware, as applicable, and the waiver of the right to jury trial were in the best interests of the Trust because such provision promotes certainty of law. The Board also considered the possibility that limiting jurisdiction and imposing a waiver of the right to jury trial could benefit the Funds by reducing potential litigation costs, should shareholder disputes be brought against the Funds.

In each case, the Board unanimously determined that the proposed amendments, if approved by shareholders, could benefit the overall administration of the Trust.

Proposal Implementation

The Amendment, if approved by shareholders, would become effective upon the Closing. If one or more of Proposals 3(a) – (c) are not approved by shareholders, such Proposal(s) will not be included in the final Amendment that will be prepared by fund counsel under supervision of the Board. The Board may also consider such additional actions that it believes are in the best interests of the Trust’s shareholders to afford similar protections and flexibility to the Trust. For example, the Board may consider other By-Law amendments.

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Required Vote

This is a Trust-wide vote, meaning that shareholders of all Funds are voting collectively on Proposals 3(a) – (c). Approval of each proposed amendment of the Amendment will require the affirmative vote of the holders of the lesser of (i) 67% or more of the shares present or represented at such meeting, provided the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of all Funds.

Only shareholders of record who owned shares of any class of each Fund on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

OF THE FUNDS VOTE “FOR” THE APPROVAL OF

EACH OF PROPOSALS 3(A) – 3(C) REGARDING THE AMENDMENT

* * * * * * * * * *

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PROPOSAL 4

APPROVAL OF USE OF MANAGER OF MANAGERS EXEMPTIVE RELIEF

Shareholders are being asked to approve a so-called “manager of managers” arrangement. This arrangement would permit the Funds and the Advisor to enter into and/or materially amend agreements with sub-advisers that are affiliated or unaffiliated with the Advisor, in each case with the approval of the Board of Trustees and without obtaining approval from the applicable Fund’s shareholders.

The Board held a meeting on June 10, 2016 to review the exemptive relief relating to “manager of managers” arrangements and unanimously approved the application of the relief to the Trust, the Funds and their arrangements with the Advisor and sub-advisers.

Background

Under Section 15(a) of the 1940 Act, investment advisers to registered investment companies cannot enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an investment adviser and a sub-adviser when required by applicable law. Additionally, a Fund must seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, a Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly. The “manager of managers” relief enables the Funds to operate with greater efficiency in the future by allowing each Fund to act quickly, if the need arises, to replace or hire a sub-adviser, as well as permit the Advisor and sub-advised Fund(s) to avoid the expense and potential time delay associated with obtaining shareholder approval.

Overview of the Exemptive Relief

After the Closing, the Advisor will have the ability to rely on a “manager of managers” exemptive order (the “Existing Order”) granted by the SEC to an entity that is under common control with Hartford. The Existing Order, among other things, will allow the Advisor to select and contract with sub-advisers that are not affiliated with the Advisor or those funds (other than by reason of serving as a sub-adviser to one or more of the funds) (each, an “Unaffiliated Sub-Advisor”), and to materially amend sub-advisory agreements with Unaffiliated Sub-Advisors, without shareholder approval, subject to certain conditions.

In addition, Hartford has applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Existing Order. The New Order, if granted by the SEC, would permit the Advisor, on behalf of a Fund and subject to the approval of the Board of Trustees, to contract with a sub-adviser that is an indirect or direct “wholly-owned subsidiary” of the Advisor, as defined in the 1940 Act, or a sister company of the Advisor that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Advisor (each, a “Wholly-Owned Sub-Advisor”) (the “Expanded Relief”), subject to certain conditions.

Under the Existing Order and the exemptive application for the New Order, Funds advised by the Advisor would be entitled to rely upon the Existing Order and the New Order, if granted by the SEC, based upon the Advisor’s subsidiary relationship to Hartford immediately following the Closing. As a result, the Funds ability to rely upon the Existing Order and the New Order is conditioned upon the Closing.

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Implications of Approving Proposal 4

A Fund’s ability to rely on the Existing Order and New Order is contingent on compliance with conditions set forth in the exemptive relief, including that each Fund: (i) receive shareholder approval to operate using a “manager of managers” structure in reliance on the exemptive relief; (ii) hold itself out to the public as employing the “manager of managers” structure; and (iii) disclose in its prospectus the existence, substance and effect of the exemptive relief.

Even if shareholders approve Proposal 4, the Advisor’s ability to rely on the Expanded Relief is contingent upon the SEC granting the New Order. There is no guarantee that the SEC will grant the New Order. Until the SEC grants the New Order, the Advisor may rely on the Existing Relief if shareholders approve Proposal 4. If shareholders approve Proposal 4, the Board (including the Independent Trustees) would continue to approve new contracts between the Advisor and an Unaffiliated Sub-Advisor or a Wholly-Owned Sub-Advisor (collectively, an “Eligible Sub-Advisor”), as well as changes to existing contracts with Eligible Sub-Advisors. The relief would not apply to the New Advisory Agreement, and material changes to the New Advisory Agreement with respect to a Fund would continue to require approval of shareholders of such Fund to the extent required by applicable law.

In accordance with the conditions of the Existing Order and New Order, within 90 days of the hiring of an Eligible Sub-Advisor, shareholders would be furnished essentially all information about the Eligible Sub-Advisor or sub-advisory agreement that would be included in a proxy statement. The Advisor and the Trust would meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

Under the Existing Order and New Order, a Fund would also be permitted to disclose in its prospectus and certain other documents certain aggregate fee disclosure.  Under the Existing Order, a Fund would not have to disclose separately the fees paid by the Advisor to a particular sub-adviser, other than an affiliated sub-adviser.  Under the New Order, a Fund would not necessarily have to disclose separately the fees paid by the Advisor to any sub-adviser.

Proposal 4 would not affect the amount of advisory fees paid by any Fund to the Advisor. The Advisor would continue to negotiate fees paid to any sub-adviser for its services and would continue to pay sub-advisory fees from its own assets. In anticipation of the issuance of the New Order by the SEC, Proposal 4 seeks prospective approval of the Funds’ reliance on the New Order. Proposal 4 also seeks prospective approval of the operation of the Funds in any “manager of managers” structure under any terms or conditions necessary to satisfy the conditions of any future law, regulation, or exemptive relief provided by the SEC. This prospective approval may obviate the need to obtain shareholder approval in the future to rely on any further expanded relief or changes in law or regulation that may permit the use of a “manager of managers” structure for any sub-adviser, although there can be no guarantee that the prospective approval would be sufficient to satisfy the requirements of any future authority or relief.

Board Considerations

The Board met with representatives of the Advisor and Hartford and conferred with fund counsel and independent legal counsel with respect to Proposal 4 and, specifically, the terms and conditions of the Existing Order and the New Order.

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In consideration of the Proposal, the Board unanimously determined that the authorization of the reliance on the Existing Order and the New Order would not prevent the Funds from relying on the exemptive relief on which the Funds currently rely for their operation. The Board also determined that, prior to implementation of the Existing Order or the New Order, the Board would be able to oversee and determine whether the representations and conditions set forth in the Existing Order or the New Order could be met. Furthermore, the Board determined that it had the ability to prevent reliance if the Trust, the Funds or the Advisor were not in compliance with such representations and conditions.

The Board unanimously determined that the Existing Order and the New Order would provide the Advisor with greater flexibility in the management of sub-advisers, and that such flexibility was in the best interests of shareholders and the Funds.

Required Vote

For each Fund, approval of this Proposal requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Only shareholders of record who owned shares of any class of each Fund on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

OF THE FUNDS VOTE “FOR” THE APPROVAL OF

PROPOSAL 4 REGARDING APPROVAL OF USE OF

MANAGER OF MANAGERS EXEMPTIVE RELIEF

* * * * * * * * * *

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VOTING AND SOLICITATION INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Funds on or about [#], 2016. Only shareholders of record as of the close of business on the Record Date, June 20, 2016, will be entitled to notice of, and to vote at, the Special Meeting. Shareholders are only entitled to vote on such matters that apply to the Funds for which they were Shareholders as of the Record Date. Representatives of the Advisor, Hartford (or any of its affiliates) or Broadridge, a firm hired to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Voting of Proxies.

If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposals. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Any telephone solicitations will follow required procedures designed to ensure accuracy and to prevent fraud, including identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (i) delivering to the Secretary of the Trust written notice of the revocation; (ii) delivering to the Trust a proxy with a later date; or (iii) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to an individual Proposal, such proxy will be voted “FOR” such Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements.

A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals.

For the Trust and its Funds, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of each Fund entitled to vote on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum.

The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Fund:

27

FUND NAME	OUTSTANDING SHARES
Lattice Developed Markets (ex-US) Strategy ETF	[To be Provided]
Lattice Emerging Markets Strategy ETF	[To be Provided]
Lattice U.S. Equity Strategy ETF	[To be Provided]
Lattice Global Small Cap Strategy ETF	[To be Provided]

Advisor Voting of Shares

Certain shareholders of the Funds are investment advisory clients of the Advisor pursuant to separately managed account agreements (“SMA Clients”). Under the terms of such SMA Clients’ agreements with the Advisor, the Advisor has been granted the right to vote on behalf of SMA Clients on matters, including this Proxy Statement. The Advisor intends to distribute written consents to SMA Clients seeking voting instructions with respect to each Proposal, as set forth in this Proxy Statement. The Advisor will only vote on behalf of SMA Clients as and if directed by such SMA Clients pursuant to such voting instructions. Abstentions and non-votes with respect to SMA Clients will not be counted as votes “FOR” the Proposals. Therefore, abstentions and non-votes from SMA Clients will have the effect of a “NO” vote with respect to the Proposals.

Effect of Abstentions and Broker Non-Votes

The Funds expect that, before the Special Meeting, broker/dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposals. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposals.

Adjournments

If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposals have not been received at the time of the Special Meeting, or for any other reason consistent with applicable law, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Solicitation Expenses and other Expenses Related to the Special Meeting

The expenses relating to the Special Meeting, including the preparation, distribution, and tabulation of the proxy and costs related to the necessary prospectus supplements will be borne by the Advisor and Hartford. These costs are estimated to be approximately $[#]. The Advisor has entered into a contract with Broadridge Financial Solutions, Inc., 1981 Marcus Avenue, Lake Success, NY 11042 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, telephone solicitation, and internet and telephonic voting services in addition to mailing the proxy statement. The estimated amount paid to Broadridge for such services is $[#].

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Other Matters to Come Before the Special Meeting

The Funds do not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting, it is the intention of the Funds that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposals and in the discretion of the proxy holder on any other matters.

Proposals to be Submitted by Shareholders and Other Shareholder Communications

The Trust generally is not required to hold annual meetings of shareholders and the Trust generally does not hold shareholder meetings in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act or the Trust’s charter documents.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices. Proposals must be received a reasonable time before the Trust begin to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or presented at the meeting because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

OTHER INFORMATION

Form of Organization

The Trust is an open-end management investment company, organized as a Delaware statutory trust. The Funds are governed by a Board of Trustees consisting of three members, two of whom are not “interested persons” of the Trust as defined in the 1940 Act. For more information about the Funds or the Trust, please see each Fund’s SAI.

Section 15(f) Considerations

In accordance with the safe harbor provisions of Section 15(f) of the 1940 Act, when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Because three of the Board’s four Trustees are not “interested persons” of the Advisor, the composition of the Board currently satisfies the foregoing condition.

Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

29

The Board has been advised by fund counsel and independent legal counsel that the Acquisition qualifies as a transaction for which Section 15(f) applies. The Advisor and Hartford have made representations to the Board that they intend to comply with, and intend to take all commercially reasonable steps not to engage in activities that would impose such an “unfair burden” on the Funds for a period of two years following the effective date of the Closing.

Additional Service Providers

The following companies also provide services to the Funds and it is anticipated that these companies will continue to do so immediately following the Closing:

Distributor. ALPS Distributors, Inc., is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and serves as the Funds’ principal underwriter. ALPS is a broker/dealer registered under the Exchange Act, as amended, and a member of the Financial Industry Regulatory Authority.

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street serves as the Funds’ administrator, custodian, transfer agent and securities lending agent. State Street’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Under the Fund Administration and Accounting Agreement with the Trust, State Street provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. State Street is responsible for maintaining the books and records and calculating the daily net asset value of each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. State Street also provides persons satisfactory to the Board to serve as officers of the Trust.

Under the custody agreement with the Trust (the “Custody Agreement”), State Street maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. State Street is required, upon order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Funds.

Under the Custody Agreement, State Street is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States.

Pursuant to a Transfer Agency Services Agreement with the Trust, State Street acts as transfer agent to the Funds, dividend disbursing agent and shareholder servicing agent to the Funds.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, MA 02109, serves as independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation.

Information Requirements. The Funds are subject to the informational requirements of the Exchange Act and certain other federal securities statutes, and file reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-2736. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Funds.

30

Householding of Proxy Statements. In an effort to decrease costs, the Funds intend to reduce the number of duplicate Proxy Statements you receive by sending only one copy to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. However, each shareholder will receive separate proxy cards. Please call toll-free at [#] or write to the Funds at [#] to request individual copies of these documents.

Affiliated Brokerage. For the fiscal year ended September 30, 2015, the Funds did not pay brokerage commissions to any affiliate of the Advisor or the Sub-Advisor.

Beneficial Share Ownership of Trustees and Officers. As of the Record Date, the current officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of a class of shares of any Fund.

Beneficial Share Ownership of Shareholders. As of the Record Date, the shareholders identified below were known by each Fund to beneficially own 5% or more of the outstanding interest of a class of any Fund:

[5% shareholder table to follow]

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12160-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF EACH TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

	Proposal	For	Against	Abstain
1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of its respective Funds, and Lattice Strategies LLC (the "Advisor").	☐	☐	☐
2.	To approve a new Investment Sub-Advisory Agreement between the Advisor and Mellon Capital Management, in respect of the management of the Trust's Funds.	☐	☐	☐
3a.	To approve an amendment to the Trust's Declaration of Trust that removes a limitation on reclassifying or changing outstanding shares.	☐	☐	☐
3b.	To approve an amendment to the Trust's Declaration of Trust that expands the mandatory redemption provisions.	☐	☐	☐
3c.	To approve an amendment regarding jurisdiction and waiver of jury trials for shareholder disputes.	☐	☐	☐
4.	To approve the use of "manager of managers" exemptive relief with respect to the applicable Fund(s).	☐	☐	☐

You can vote on the internet, by telephone or by mail. Please see above for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUNDS.

REMEMBER TO SIGN AND DATE BELOW BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

E12161-TBD

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders of Lattice Strategies Trust (the "Trust") will be held on July 25, 2016 at 12:00 PM, Eastern time at the offices of Kaye Scholer LLP, 250 West 55th Street, New York, NY 10019. The Board of Trustees ("Board") of the Trust has fixed the close of business on June 20, 2016 as the record date for determination of shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned hereby appoints Darek Wojnar and Albert Lee, and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of each Fund held of record by the undersigned on June 20, 2016 at the Special Meeting of Shareholders of the Trust to be held on July 25, 2016, or at any adjournments or postponements thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

EXHIBIT A

FORM OF NEW ADVISORY AGREEMENT

This Investment Advisory Agreement (this “Agreement”) is made and entered into on ___________[2016], by and between Lattice Strategies Trust, a Delaware statutory trust organized on April 15, 2014 (“Trust”), on behalf of its series listed on Schedule A attached hereto (each a “Fund” and collectively, the Funds”) and Lattice Strategies LLC, a Delaware limited liability company (“Advisor”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of asset management;

WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Funds and the Advisor is willing to render such services; and

WHEREAS, capitalized terms not otherwise defined in this Agreement have the meanings assigned to them in a Fund’s most recent prospectus (“Prospectus”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Obligations of Investment Advisor.

(a) Services. The Advisor shall provide a continuous program of investment management for the Funds, subject to the general supervision of the Trust’s Board of Trustees (“Board”) and the provisions of this Agreement. Specifically, and without limiting the generality of the foregoing, the Advisor agrees to perform the following services (“Services”) for each Fund, either directly or through any sub-adviser appointed in accordance with the provisions of subsection (c) below:

(1) formulate and implement a continuous investment program for the Fund consistent with the investment objectives and related investment policies for the Fund as described in the Trust’s registration statement, as amended, and in accordance with any applicable exemptive orders or staff no-action letters issued by the Securities and Exchange Commission (“SEC”);

(2) manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement;

(3) continuously review, supervise, and administer the investment program of the Fund including regularly providing investment research and advice and monitoring the Fund’s performance and examining and recommending ways to improve the performance of the Fund;

(4) determine, in its discretion, the securities to be purchased, retained, sold or lent and what portion of the assets will be invested or held uninvested as cash (and implement those decisions) with respect to the Fund;

(5) with the assistance of the Fund’s distributor, determine the number of shares of the Fund that will be created or redeemed each Business Day based on the purchase orders submitted by Authorized Participants;

(6) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, information about the Fund sufficient for a pricing service or other entity to calculate the Intra-Day Indicative Value of the shares of the Fund every fifteen seconds each Business Day;

(7) provide the Trust and the Fund with records concerning the Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain;

(8) render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities;

(9) monitor sub-advisers (i) for compliance with the Fund’s investment strategies and policies, (ii) for any changes that may impact the Fund or the sub-advisers' operations or overall business continuity, (iii) for their adherence to legal and compliance procedures, (iv) for any litigation enforcement or regulatory matters relating to the sub-advisers, and (vi) with respect to the sub-advisers' brokerage practices and trading quality;

(10) conduct periodic on-site due diligence meetings as well as other meetings with sub-advisers;

(11) research, select, and make recommendations to replace sub-advisers or portfolio managers, and assist in managing the transition process when sub-advisers or portfolio managers are appointed, terminated, or replaced;

(12) issue orders and directions to any bank at which any Fund maintains a general account with respect to the disposition and application of the assets from time to time held by such bank;

(13) provide, or shall cause an affiliate to provide, such economic and statistical data relating to the Fund and such information concerning important economic, political and other developments as the Advisor shall deem appropriate or as shall be requested by the Board; and

(14) assist in the supervision of all aspects of the Trust’s operation, including the supervision and coordination of all matters relating to the functions of the custodian, administrator, transfer agent, or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Trust, including serving as the liaison between such service providers and the Board including:

(a) drafting and negotiating all aspects of agreements and amendments with the custodian, administrator, transfer agent or other shareholder servicing agents (if any) for the Trust;

(b) preparation and production of meeting materials for the Trust’s Board, as well as such other materials as the Board may from time to time reasonably request, including in connection with the Board’s annual review of the Fund’s investment management agreement, the sub-advisory agreements, and related agreements;

(c) preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;

(d) providing day-to-day legal, compliance and regulatory support for the Fund in connection with the administration of the affairs of the Trust, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Fund and/or its trustees or officers, and procuring legal services for the Fund and supervising the work of outside legal counsel;

(e) assisting the Fund in the handling of regulatory examinations and working with the Fund’s legal counsel in response to non-routine regulatory matters;

(f) preparing such information and reports as may be required by any banks from which the Fund borrows funds;

(g) performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and

(h) providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Trust and the Fund.

(b) Control of the Trust. The Advisor shall discharge the responsibilities described in subsection (a) above subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Trust’s Declaration of Trust and by-laws, each as may be amended from time to time; (iii) each Fund’s objectives, policies, and limitations as set forth in its most recent Prospectus and statement of additional information (“SAI”), as the same may be amended from time to time; and (iv) with all applicable laws and regulations.

(c) Sub-Advisor and Agents. All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any managers, officers or employees of the Advisor or through such other parties (including, without limitation, a sub-adviser) as the Advisor may determine from time to time. In addition, the Advisor may engage other parties to assist it with any of the administrative services set forth in this Agreement. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other applicable law or regulation, approval of the shareholders of the Funds. Each sub-adviser shall perform its duties subject to the direction and control of the Advisor.

(d) Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, managers and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(e) Books and Records. The Advisor hereby undertakes and agrees to maintain all records not maintained by a service provider or sub-adviser pursuant to their agreements with the Trust or the Advisor, in the form and for the period required by Rule 31a-2 under the 1940 Act.

All books and records prepared and maintained by the Advisor for the Trust and each Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested. The Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

(f) Additional Services Provided at the Expense of the Trust. The Advisor agrees, at the expense of the Trust or the Advisor, as determined under Section 3(b) hereof, (i) to prepare all required tax returns of the Trust and each Fund, (ii) to prepare and submit reports to existing shareholders, (iii) to coordinate and oversee the preparation and filing of registration statements, notices, shareholder reports, proxy statements and other applicable Fund filings with the SEC and (iv) to prepare filings with other applicable regulatory authorities. In each case, the Advisor may cause a sub-adviser to perform such duties.

2. Fund Transactions.

(a) General. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Advisor may pay to a broker which provides brokerage and research services (as such services are defined in Section 28(e)) to the Fund an amount of disclosed commission or eligible mark-ups or mark-downs (collectively “commissions”) in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trust’s trustees may adopt from time to time. Such services of brokers are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts.

(b) Mixed-Use Services. On occasion, a broker-dealer might furnish the Advisor with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Advisor will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from a Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor from its own funds.

(c) Exclusivity. Where the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment adviser), the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor, as applicable, in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

(d) Affiliated Broker-Dealers. Broker or dealers selected by the Advisor for the purchase and sale of securities or other investment instruments for a Fund may include a sub-adviser, or brokers or dealers affiliated with a sub-adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust’s Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects, or any other applicable exemptive rules or orders applicable to the Advisor.

(e) Reporting. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(f) Delegation. The Advisor may delegate or share responsibility for Fund transactions and the terms of this Section 2 with a sub-adviser, pursuant to the terms of Section 1(c).

(g) Proxies. Unless the Trust gives written instructions to the contrary, the Advisor shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of any Fund may be invested. The Advisor shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Funds’ shareholders.

3. Compensation of the Advisor; Expense Allocation.

(a) For the services rendered, the facilities furnished and expenses assumed by the Advisor, each Fund shall pay to the Advisor at the end of each calendar month a fee for the Fund calculated as a percentage of the average daily net assets of the Fund at the annual rates set forth in Schedule A of this Agreement. The Advisor’s fee is accrued daily at 1/365th of the applicable annual rate set forth in Schedule A.  Schedule A shall be amended from time to time to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8 hereof. For the purpose of the fee accrual, the daily net assets of each Fund are determined in the manner and at the times set forth in the Fund’s current Prospectus and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination. The Advisor may waive all or a portion of its fees provided for hereunder and such waiver will be treated as a reduction in the purchase price of its services. The Advisor shall be contractually bound under this Agreement by the terms of any publicly-announced waiver of its fee, or any limitation of a Fund’s expenses, as if such waiver or limitation were fully set forth in this Agreement. The waiver of any of the Advisor’s fee shall not obligate the Advisor to waive any of its fee on a subsequent occasion. The Advisor may delegate to a third party or affiliate the right to receive payment of all or part of such Advisor’s fee.

(b) The Advisor agrees to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Advisor or its affiliates (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees, (iv) compensation and expenses of the Trust’s chief compliance officer; (v) extraordinary expenses; (vi) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (vii) the advisory fee payable to the Advisor hereunder. The payment or assumption by the Advisor of any expense of the Trust that the Advisor is not required by this Agreement to pay or assume shall not obligate the Advisor to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

4. Status of Investment Advisor. The services of the Advisor to the Trust and each Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Funds are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Trust or the Funds. Nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5. Permissible Interests. Trustees, agents, and shareholders of the Funds are or may be interested in the Advisor (or any successor thereof) as managers, officers, members or otherwise; and managers, officers, agents, and members of the Advisor are or may be interested in the Trust as trustees, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise.

6. Limits of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Declaration of Trust.

7. Duration of Agreement.

(a) This Agreement shall be effective with respect to a Fund as of the date indicated on Schedule A, and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with this section, shall continue in effect from year to year thereafter provided that its continuance is approved at least annually (a) by either the trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (b) in either event, by the vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such proposal.

(b) This Agreement (1) may be terminated with respect to a Fund at any time without the payment of any penalty either by a vote of a majority of the members of the Board or by a vote of a majority of such Fund’s outstanding voting securities, on sixty (60) days’ prior written notice to the Advisor; (2) shall immediately terminate with respect to the Funds in the event of its assignment (within the meaning of the 1940 Act and the rules promulgated thereunder); and (3) may be terminated with respect to a Fund by the Advisor, at any time and without the payment of any penalty, upon sixty (60) days’ written notice to such Fund; and

(c) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by (a) to the extent required by applicable law, the vote of the holders of a majority of the Fund’s outstanding voting securities and (b) a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Funds shall not be deemed an amendment of this Agreement and shall not require the approval of shareholders of Funds already in existence at the time such addition is made.

9. Representations and Warranties.

(a) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows:

(i) the Advisor is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii) the Advisor is registered as an investment adviser with the SEC under the Advisers Act, shall maintain such registration in effect at all times during the term of this Agreement, and shall notify the Trust immediately if the Advisor ceases to be so registered;

(iii) the Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and, if it has not already done so, will provide the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of the Advisor shall certify to the Trust that the Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1 (each as amended from time to time) during the previous quarter and that there have been no material violations of the Advisor’s code of ethics or, if any material violation(s) of the Advisor’s code of ethics has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Trust, the Advisor shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Advisor by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics;

(iv) the Advisor, pursuant to Rule 206(4)-7 under the Advisers Act, has adopted written policies and procedures designed to prevent violations of the Advisers Act and the rules thereunder, including policies and procedures designed to minimize potential conflicts of interest among the Funds and any other accounts advised or managed by it or its affiliates, such as cross trading policies, as well as those designed to ensure the equitable allocation of portfolio transactions and brokerage commissions; and

(v) the Advisor has adopted policies and procedures as required under Section 204A of the Advisers Act, which are reasonably designed in light of the nature of its business to prevent the misuse, in violation of the Advisers Act or the Exchange Act or the rules thereunder, of material non-public information by the Advisor or certain associated persons, and has adopted policies and procedures to monitor and restrict securities trading by certain employees of the Advisor.

(b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) shares of the Fund are (or will be) registered for offer and sale to the public under the 1933 Act; and (iii) such registrations will be kept in effect during the term of this Agreement.

10. Liability of Trust and Funds. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. This Agreement shall not be deemed to have been made by any of them individually or to impose any liability on them personally. With respect to any obligation of the Trust or a Fund arising under this Agreement, the Advisor shall look for payment or satisfaction of such obligation solely to the assets and property of the Fund to which such obligation relates, and under no circumstances shall the Advisor have the right to set off claims relating to such Fund by applying property of any other series of the Trust. The business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Funds.

11. Use of Names. The Trust acknowledges that all rights to the names “Lattice Strategies” and “Lattice Strategies Trust” and any derivatives thereof (“Names”), as well as any logos that are now or shall hereafter be associated with Names (“Logos”), belong to the Advisor or a sub-adviser (if applicable), and that the Trust is being granted a limited license to use such Names and Logos in its name, the name of its series and the name of its classes of shares. In the event that this Agreement is terminated and the Advisor no longer acts as investment adviser to the Trust, the Advisor reserves the right to withdraw from the Trust and the Funds the uses of Names and Logos or any name or logo that would imply a continuing relationship between the Trust or the Funds and the Advisor or any of its affiliates.

12. Assignment. The Advisor may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Advisor shall notify the Trust’s administrator and Board in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Advisory Agreement with the Advisor, and (c) prepare, file, and deliver any disclosure document, proxy solicitation or other material related to a proposed “change of control”, to a Fund’s shareholders as may be required by applicable law.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14. Notice. Notices of any kind to be given to the Trust pursuant to this Agreement by the Advisor shall be in writing and shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notices shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested.

For: LATTICE STRATEGIES LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

Attn: General Counsel

Tel:

Fax:

For: LATTICE STRATEGIES TRUST

c/o LATTICE STRATEGIES LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087Attn: General Counsel

Tel:

Fax:

15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to Sections 7(b) and 13 hereof). Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws or choice of law principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

17. No Third Party Beneficiaries. This Agreement is not intended and shall not convey any rights, privileges, claims or remedies to persons not party to this Agreement and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

LATTICE STRATEGIES TRUST                     LATTICE STRATEGIES, LLC

EXHIBIT B

ADDITIONAL INFORMATION ABOUT LATTICE STRATEGIES LLC

Certain information on each executive officer of the Advisor is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. The address of each executive officer of the Advisor is c/o Lattice Strategies LLC, 101 Montgomery Street, 27th Floor, San Francisco, CA 94104.

Theodore Lucas, Managing Partner

Mr. Lucas founded Lattice Strategies and leads the firm’s overall business as Managing Partner and Chairman of the Management Committee. He also chairs the firm’s Investment Committee, where he provides leadership and hands-on guidance to Lattice’s investment and research team. Mr. Lucas is Chairman of the Board of Trustees of Lattice Strategies Trust. Prior to founding Lattice Strategies, Mr. Lucas served as Managing Director of MCP Chess Group LLC, an investment group based in San Francisco and served on the Board of Directors of Chess Venture Partners, a private investment firm focused on financial services and financial technology companies. He was formerly a Director of Mint Investment Management LLC, an affiliate of Man Group PLC specializing in multi-asset class strategies in the equity, fixed-income, currency, and commodity markets. Previously, Mr. Lucas was Head of U.S. Strategy for Barclays Capital. Mr. Lucas holds a BA from Gordon College and has been in the investment management industry since 1991.

Darek Wojnar, CFA, Managing Director

Mr. Wojnar joined Lattice in 2014 and is a Management Committee member. In his role as member of the Investment Committee, he has responsibility for evaluating Lattice’s multi-asset and single-asset strategies to ensure coordination of design, rigor, and best thinking across the organization. Mr. Wojnar also leads the overall business effort tied to the development, packaging and management of Lattice’s single-asset strategies, including ETFs and institutional accounts. Mr. Wojnar is President of Lattice Strategies Trust. In prior roles, Mr. Wojnar served as Managing Director, Head of US iShares product, BlackRock and Head of US iShares product strategy, BGI (acquired by BlackRock). Prior to that, he served as Executive Director at UBS Global Asset Management. Mr. Wojnar holds an MBA from Stern School of Business, NYU and a BS, Electrical Engineering, New York Institute of Technology and is a CFA Charterholder. He has been in the investment management industry since 1995.

Albert Lee, Managing Director and Chief Operating Officer

Mr. Lee is a member of the Management Committee and leads Lattice Strategies’ business operations, investment operations, trading, and compliance functions. He also serves as Treasurer of Lattice’s ETF trust. Mr. Lee is Treasurer of Lattice Strategies Trust. Prior to joining Lattice in 2009, he served as CFO/COO of two long short equity hedge funds, Avicenna Capital Management and Steeple Capital. He began his professional career as a consultant with The Boston Consulting Group, where he focused on industrial and automotive clients. Mr. Lee holds a MBA from Stanford University focusing on Finance and Entrepreneurship and an AB from Dartmouth College in Economics. He has been in the investment management industry since 2005.

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Exhibit c

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (this “Agreement”) is made and entered into on ________, [2016], by and among Lattice Strategies LLC a Delaware limited liability company located at 101 Montgomery Street, 27th Floor, San Francisco, California 94104 (“Advisor”), and Mellon Capital Management Corporation, a Delaware corporation, located at 50 Fremont Street, Suite 3900, San Francisco, California 94105 (“Sub-Advisor”)

WHEREAS, Lattice Strategies Trust, a Delaware statutory trust located at 101 Montgomery Street, 27th Floor, San Francisco, California 94104 (“Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, each of the Funds named in Appendix A hereto (each, a “Fund”, and collectively, “Funds”) is a separate series of the Trust having separate assets and liabilities;

WHEREAS, the Advisor and the Sub-Advisor are each engaged in the business of rendering investment advice; and

WHEREAS, the Advisor and the Sub-Advisor are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, the Trust, on behalf of the Funds, has retained the Advisor to render investment management services to the Funds pursuant to an Investment Advisory Agreement dated as of December 31, 2014 (“Initial Advisory Agreement”); and

WHEREAS, the Advisor and the Sub-Advisory previously entered into an investment sub-advisory agreement dated as of December 31, 2014 whereunder the Sub-Advisor provided investment sub-advisory services to the Funds (“Initial Sub-Advisory Agreement”); and

WHEREAS, as a result of a change in control in the Advisor that is proposed to occur on or about July 31st (or such date reasonably determined after closing conditions to the Agreement and Plan of Merger related to the change in control are met), the Initial Advisory Agreement and Initial Sub-Advisory Agreement will automatically terminate in accordance with Section 15 of the 1940 Act; and

WHEREAS, the Trust, on behalf of the Funds, has retained the Advisor to render investment management services to the Funds pursuant to an Investment Advisory Agreement dated as of June 10, 2016 and which is to be effective upon the change in control of the Advisor (“Investment Advisory Agreement”); and

WHEREAS, the Investment Advisory Agreement allows the Advisor to delegate certain of its responsibilities under the Investment Advisory Agreement to others; and

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WHEREAS, the Advisor desires to retain the Sub-Advisor to provide discretionary investment advice to the Allocated Portion (as defined below) and the Sub-Advisor is willing to do so pursuant to this Investment Sub-Advisory Agreement (“Agreement”); and

WHEREAS, the Advisor has the authority to determine, subject to the oversight of the Board of Trustees of the Trust (“Board”), the amount of each Fund’s assets as to which the Sub-Advisor is to provide investment advice.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, it is agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISOR.

(a) Appointment and Acceptance. The Sub-Advisor is hereby appointed and the Sub-Advisor hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as a discretionary investment advisor relating to that portion of each Fund’s portfolio designated by the Advisor (“Services”), plus all investments, reinvestments and proceeds of the sale thereof, including all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals or redemptions therefrom (those assets being referred to as the “Allocated Portion”). In performing its obligations under this Agreement, the Sub-Advisor may not delegate performance of its duties to any other person or entity, including any one or more of its affiliates.

(b) Independent Contractor. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Funds.

(c) Representations, Warranties and Covenants of the Sub-Advisor. The Sub-Advisor represents, warrants, covenants and agrees that it:

(i) has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) has duly executed and delivered this Agreement, and assuming due approval, execution and delivery of this Agreement and the Investment Advisory Agreement by the Advisor and the Funds, this Agreement constitutes a legal, valid and binding agreement of the Sub-Advisor enforceable against the Sub-Advisor in accordance with its terms;

(iii) is registered and will maintain its registration as an investment adviser under the Advisers Act;

(iv) shall promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or under the Advisers Act or otherwise;

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(v) is registered with the Commodity Futures Trading Commission (“CFTC”) in all capacities, if any, in which the Sub-Advisor is required under the Commodity Exchange Act (“CEA”) and the CFTC’s regulations to be so registered and is registered with the National Futures Association (“NFA”) if required to be a member thereof;

(vi) shall comply with such other requirements of the CEA and CFTC regulations that apply to Sub-Advisor with regard to the Services;

(vii) will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Advisor to perform its obligations under this Agreement;

(viii) shall cooperate by reasonably assisting the Advisor in fulfilling any disclosure or reporting requirements applicable to the Funds under the CEA and/or CFTC regulations relating to the Allocated Portion or the Services;

(ix) has delivered to the Advisor and the Trust a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (“SEC”) and shall promptly furnish the Advisor and the Trust any material amendments or supplements to its Form ADV;

(x) pursuant to Rule 206(4)-7 under the Advisers Act, has adopted written policies and procedures designed to prevent violations of the Advisers Act and the rules thereunder, including policies and procedures designed to minimize potential conflicts of interest among the Funds and any other accounts advised or managed by it or its affiliates, such as cross trading policies, as well as those designed to ensure the equitable allocation of portfolio transactions and brokerage commissions;

(xi) has adopted a written code of ethics complying with the requirements of Rule 204A-1 of the Advisers Act, which will allow the Advisor to comply with the requirements of Rule 17j-1 under the 1940 Act, and, if it has not already done so, will provide the Advisor and the Trust with a copy of such code of ethics upon the execution of this Agreement. On at least an annual basis, the Sub-Advisor will comply with the reporting requirements of Rule 17j-1, which may include: (i) certifying to the Advisor that the Sub-Advisor and its access persons have complied with the Sub-Advisor’s code of ethics with respect to the Allocated Portion, and (ii) identifying any material violations of the Sub-Advisor’s code of ethics that has occurred with respect to the Allocated Portion;

(xii) has adopted policies and procedures as required under Section 204A of the Advisers Act, which are reasonably designed in light of the nature of its business to prevent the misuse, in violation of the Advisers Act or the Exchange Act or the rules thereunder, of material non-public information by the Sub-Advisor or certain associated persons, and has adopted policies and procedures to monitor and restrict securities trading by certain employees of the Sub-Advisor;

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(xiii) shall not receive any incentive fees for outperforming the underlying Licensed Index of any Fund;

(xiv) to the best of Sub-Advisor’s knowledge, is not currently the subject of, and has not been the subject of during the last (3) years, any enforcement action by the SEC, CFTC or other regulatory authority;

(xv) shall provide the Trust with the certification required by Rule 17j-1 under the 1940 Act;

(xvi) shall promptly notify the Advisor in the event that the Sub-Advisor becomes aware that the Sub-Advisor (a) is the subject of an administrative proceeding or enforcement action by the SEC, CFTC or other regulatory authority or (b) is served notice of any action, suit or proceeding, at law or in equity, before or by any court, governmental authority or administrative or self-regulatory agency, involving the Sub-Advisor’s management of the Allocated Portion or that may, in the reasonable determination of the Sub-Advisor in respect of the period beginning on the date of determination and the subsequent sixty (60) calendar days, have a material impact on the ability of the Sub-Advisor to provide the Services;

(xvii) maintains errors and omissions insurance coverage in an appropriate scope and amount and shall upon request provide to Advisor a certificate of insurance evidencing same;

(xviii) is not a party to any agreement, arrangement, or understanding such as a non-compete that would restrict or limit the ability of the Trust, the Advisor or any of their respective affiliates to employ or engage the Sub-Advisor now or in the future, to manage the Allocated Portion;

(xix) has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Advisor, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Advisor shall provide the Advisor with access to the Sub-Advisor’s chief compliance officer in order to enable the Funds to comply with Rule 38a-1 under the 1940 Act. The Sub-Advisor will also provide, at the reasonable request of the Advisor, periodic certifications as to the Sub-Advisor's compliance with the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act, in providing the Services and regarding the adequacy of the Sub-Advisor’s compliance policies and procedures as they relate to the Allocated Portion, and the effectiveness of their implementation;

(xx) acknowledges receipt of the Funds’ most current prospectus and statement of additional information contained in the Trust’s registration statement (collectively, the “Prospectus”);

(xxi) acknowledges and agrees that it has not received legal or regulatory advice from the Funds, the Advisor or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations; provided, however, that the Sub-Advisor may rely on statements made in the Funds’ Prospectus and on the Investment Guidelines provided by Advisor, to the extent such documentation sets forth the investment principles and restrictions relating to the management of the Allocated Portion;

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(xxii) shall comply with all laws, rules, regulations and orders applicable to the Sub-Advisor with regard to the Services; and

(xxiii) will promptly notify the Advisor if any of the above representations in this Section 1(c) are no longer true and accurate.

(d) Representations, Warranties and Covenants of Advisor. The Advisor represents, warrants, covenants and agrees that it:

(i) has been appointed by the Board to serve as the investment adviser to the Funds pursuant to a duly executed Investment Advisory Agreement that has been approved by the Board and shareholders of the Funds, consistent with the requirements of Section 15 of the 1940 Act;

(ii) has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(iii) is and will maintain its registration as an investment adviser registered under the Advisers Act;

(iv) has the authority under the Investment Advisory Agreement to appoint the Sub-Advisor, subject to the approval by the Board;

(v) is registered with the CFTC in all capacities, if any, in which the Advisor is required under the CEA and the CFTC’s regulations to be so registered and is registered with the NFA if required to be a member thereof;

(vi) confirms that (i) each Fund is an “eligible contract participant” as defined in Section 1a(18) of the CEA and CFTC Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC and (ii) consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;

(vii) will promptly notify the Sub-Advisor of the occurrence of any event that would disqualify the Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(viii) to the best of Advisor’s knowledge, is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by the SEC, CFTC or other regulatory authority;

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(ix) shall promptly notify the Sub-Advisor in the event that the Advisor becomes aware that the Advisor (a) is the subject of an administrative proceeding or enforcement action by the SEC, CFTC or other regulatory authority or (b) is served notice of any action, suit or proceeding, at law or in equity, before or by any court, governmental authority or administrative or self-regulatory agency, involving the Advisor’s management of the Funds or that may, in the reasonable determination of the Advisor in respect of the period beginning on the date of determination and the subsequent sixty (60) calendar days, have a material impact on the ability of the Advisor to provide investment advisory services to the Funds or to engage the Sub-Advisor for the services;

(x) has provided the Sub-Advisor with the Funds’ most current Prospectus, the Investment Guidelines (as defined in Section 4), the Funds’ investment policies and investment restrictions and the instructions, policies and directions of the Trustees and the Advisor pertaining to the Funds and the Allocated Portion, as now in effect. The Advisor shall promptly furnish to the Sub-Advisor copies of all amendments or supplements to the foregoing documents as well as such other information as is reasonably necessary for the Sub-Advisor to carry out its obligations under this Agreement;

(xi) except as required by applicable law or in accordance with a regulatory inquiry, will keep confidential any identifiable information in respect of the sub-advisory fees paid to the Sub-Advisor pursuant to this Agreement;

(xii) shall comply with all laws, rules, regulations and orders applicable to the Advisor with regard to the Funds; and

(xiii) will promptly notify the Sub-Advisor if any of the above representations in this Section 1(d) are no longer true and accurate.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Within the framework of the Fundamental policies, investment objectives, and investment restrictions of the Funds as set forth in the Prospectus and the Investment Guidelines, and subject to the supervision of the Advisor and oversight of the Board, the Sub-Advisor shall manage the Allocated Portion. The Sub-Advisor shall be responsible to make all decisions to purchase and sell securities and other investments for the Funds and to place all orders for the purchase and disposition of securities, financial instruments and other investments. The Sub-Advisor shall manage the Allocated Portion, in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Prospectus and in accordance with this Agreement. The Advisor has the right at any time to reallocate the portion of the Funds’ assets allocated to the Allocated Portion pursuant to this Agreement if the Advisor deems such reallocation appropriate.

(a) In providing the Services under this Agreement, the Sub-Advisor acknowledges that the Allocated Portion is subject to and should comply with:

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(i) this Agreement, the 1940 Act, and all other applicable federal laws and regulations, including rules and regulations adopted by the SEC and Subchapter M of the Internal Revenue Code of 1986 (as applicable to registered investment companies, as defined therein), as amended from time to time (collectively, “Relevant Law”);

(ii) the terms and conditions of all exemptive orders, no–action letters and any other form of regulatory relief granted by the SEC, CFTC or other regulatory authority to, or on behalf of, the Trust, including but not limited to relief granted in connection with the structure and operation of an “exchange-traded fund”;

(iii) the Investment Guidelines of the Allocated Portion furnished pursuant to Section 4;

(iv) the investment restrictions, objectives, strategies and policies set forth in the Prospectus;

(v) the written instructions of the Board as provided to the Sub-Advisor;

(vi) the Trust’s Amended and Restated Declaration of Trust and By-Laws, as each may be amended from time to time and as provided to the Sub-Advisor; and

(vii) such specific written instructions as the Board or the Advisor may adopt and provide to the Sub-Advisor.

All documents, instructions and policies referenced in this Section 2(a), and any changes thereto, shall be provided reasonably in advance in writing to the Sub-Advisor. The Advisor acknowledges and agrees, however, that ultimate responsibility for the Allocated Portion’s compliance with the Relevant Law, documents, instructions and policies referenced in this Section 2(a) lies with the Advisor. The Sub-Advisor shall promptly notify the Advisor if it is unable to comply with any of the foregoing in the provision of the Services.

(b) For the purpose of complying with Rule 10f-3(a)(6)(ii), Rule 12d3-1(c)(3)(ii) and Rule 17a-10(a)(2) under the 1940 Act, the Sub-Advisor hereby agrees that: (i) with respect to the Services for the Allocated Portion, it will not consult with any other sub-advisor to the Funds, or with any sub-advisor that is principal underwriter for the Funds or an affiliated person of such principal underwriter; (ii) with respect to the Services for the Allocated Portion, it will not consult with any sub-advisor to a separate series of the Trust for which the Advisor serves as investment advisor, or with any sub-advisor to the Funds that is a principal underwriter to the Funds or an affiliated person of such principal underwriter; and (iii) its responsibility in providing investment advisory services to the Funds shall be limited solely to the Allocated Portion.

(c) The Sub-Advisor shall monitor compliance of the Allocated Portion with the Investment Guidelines and the Prospectus (as applicable to the Allocated Portion) and shall report to Advisor promptly upon its determination that any transactions or holdings of the Allocated Portion may be in non-compliance of the Investment Guidelines or the Prospectus (as applicable to the Allocated Portion), regardless of whether the non-compliance was caused by instructions provided by the Sub-Advisor. To the extent that the Sub-Advisor has actual knowledge of any such non-compliance, it shall provide advice to and consult with the Advisor to correct any such non-compliance of the Investment Guidelines or Prospectus.

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(d) The Sub-Advisor must use reasonable efforts to satisfy promptly any reasonable instruction relating to the Services being provided to the Allocated Portion.

(e) The Sub-Advisor will, at its own expense:

(i) advise the Advisor in connection with investment policy decisions to be made by the Sub-Advisor regarding the Allocated Portion;

(ii) submit such reports or information as the Advisor or the Funds may reasonably request to assist the custodian, administrator or Funds accounting agent in its or their determination of the market value of securities held in the Funds. Such assistance includes (but is not limited to): (a) designating and providing access to one or more employees or an internal committee of the Sub-Advisor who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be reasonably made available for consultation when the Trust’s Valuation Committee convenes; (b) assisting the Advisor or the custodian in obtaining bids and offers or quotes from brokers/dealers or market-makers with respect to securities held by the Allocated Portion, upon the reasonable request of the Advisor or custodian; and (c) upon the reasonable request of the Advisor or custodian, providing information to the Advisor or the Trust’s Valuation Committee for purposes of fair valuations. The parties acknowledge that the Sub-Advisor and the custodian or recordkeeping agent of the Funds may use different pricing vendors, which may result in valuation discrepancies;

(iii) to the extent applicable, prepare and maintain, or cause to be prepared and maintained, for the period required by Rule 31a-2 under the 1940 Act, all records required to be maintained by paragraphs (b)(5), (b)(6), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act, in each case relating solely to the Services being provided to the Allocated Portion pursuant to this Agreement. To the extent required by law, the books and records pertaining to the Allocated Portion, which are in possession of the Sub-Advisor, shall be the property of the Trust (although the foregoing will not prohibit the Sub-Advisor from maintain copies of all such records). The Advisor or its representatives, shall have access to such books and records at all times during the Sub-Advisor’s normal business hours. Upon the reasonable request of the Advisor, copies of any such books and records shall be provided promptly by the Sub-Advisor to the Advisor or its representatives. For greater certainty, the Advisor acknowledges that it will not be given access to the Sub-Advisor’s electronic database, email system or internal working files;

(iv) reasonably cooperate with the Funds’ independent public accountants and shall take reasonable action to make all reasonable information (as applicable to the Allocated Portion) in the Sub-Advisor’s possession available to the accountants for the performance of the accountants’ duties;

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(v) reasonably assist in the preparation of periodic reports by each Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds’ shares, or to meet other regulatory or tax requirements applicable to the Funds, under federal and state securities and tax laws; provided, however, that the Sub-Advisor shall only be responsible for providing assistance with respect to the portions of such reports or filings that relate to the Allocated Portion.

(vi) furnish to the Board such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 9 hereof;

(vii) notify the Advisor and the Trust of any change of control of the Sub-Advisor, and of any changes to key personnel who are portfolio manager(s) of the Allocated Portion and, to the extent reasonably practicable, to provide such notifications in time sufficiently prior to any such change to enable the Advisor and the Trust to comply with any applicable provisions of the 1940 Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation with respect to any such change;

(viii) report to the Advisor prior to each meeting of the Board, all material developments in the Allocated Portion of which the Sub-Advisor is aware since the prior report, and, as reasonably requested by the Advisor, furnish the Board from time to time with such relevant background information as the Sub-Advisor may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Allocated Portion holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Allocated Portion maintains investments, or otherwise;

(ix) provide reasonable assistance to the Trust, with respect to the Sub-Advisor’s management of the Allocated Portion, in connection with (a) the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder and (b) Rule 38a-1 of the 1940 Act. With respect to compliance with Rule 38a-1 of the 1940 Act, such assistance shall include, but not be limited to, (i) upon the reasonable request of the Trust, certify periodically as to the adequacy of the Sub-Advisor’s compliance policies and procedures (“Sub-Advisor’s Compliance Program”) and the effectiveness of the implementation of the Sub-Advisor’s Compliance Program, as it relates to the Funds; (ii) reasonably cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of the Funds’ compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its chief compliance officer; (iv) upon reasonable request, providing the Trust’s chief compliance officer with periodic reports relating to the effectiveness of the implementation of the Sub-Advisor’s Compliance Program as it relates to the Allocated Portion; and (v) providing notice of any material compliance matters (as defined in Rule 38a-1(e)(2)) relating to the Sub-Advisor’s Compliance Program in respect of the Allocated Portion; and

(x) attend regular business and investment related meetings with the Board and the Advisor, as reasonably requested by the Trust, the Advisor, or both.

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3.	PROXY VOTING AND LEGAL PROCEEDINGS.

Sub-Advisor shall be responsible for voting proxies with respect to investments of the Allocated Portion under this Agreement. Sub-Advisor shall vote proxies in accordance with its proxy voting policies. Sub-Advisor will have no obligation to advise, initiate or take any other action on behalf of the Advisor, the Board or the Funds in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Allocated Portion or any other matter. Sub-Advisor will not file proofs of claims relating to the securities comprising the Allocated Portion or any other matter and will not notify the Advisor, the Board, the Funds or the custodian of the Funds of class action settlements or bankruptcies relating to the Allocated Portion.

4.	INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.

Advisor shall provide the Sub-Advisor with a statement of each Fund’s investment objectives and policies of the Allocated Portion and any specific investment restrictions applicable thereto, as amended from time to time (“Investment Guidelines”), and with the Prospectus. Advisor and the Sub-Advisor may modify the Investment Guidelines upon written agreement.

5.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Advisor specifically agrees that the Funds shall assume the expense of:

(a) the Funds’ investments, including cost of securities and other investments purchased by the Funds, brokerage commissions for transactions in the portfolio investments of the Funds and any fees and charges associated with transactions for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b) custodian fees and expenses;

(c) registration costs;

(d) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Funds to federal, state or other government agencies; and

(e) interest payable on any Funds borrowings.

The Sub-Advisor shall be responsible for providing the personnel, office space and equipment, including any investment related software or technology resources, reasonably necessary for it to provide the Services to the Allocated Portion. The Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement, including, without limitation, all costs associated with its personnel attending or otherwise participating in regular or special meetings of the Board or shareholders of the Trust, or with the Advisor, as reasonably requested. The Sub-Advisor shall be responsible for all reasonable costs (including, but not limited to, the legal fees) associated with any special meetings of the Trustees convened solely due to an action that the Trustees must take on account of the Sub-Advisor including but not limited to an assignment of this Agreement by the Sub-Advisor. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Advisor in the Investment Advisory Agreement or any other agreement to which they are parties.

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6.	SUB-ADVISORY FEES.

For all of the services rendered with respect to the Funds as herein provided, the Advisor shall pay to the Sub-Advisor a management fee at the annual rate set forth on Schedule A (for the payment of which the Funds shall have no obligation or liability) based on the Current Net Assets of the Allocated Portion (as defined below). Such fee shall be accrued daily and payable monthly, within thirty (30) days of each calendar month. In the case of termination of this Agreement with respect to the Funds during any calendar month, the fee with respect to such Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets as of the most recent preceding day for which each Fund’s net assets were computed.

7.	PORTFOLIO TRANSACTIONS.

(a) Sub-Advisor may place orders for the execution of transactions with or through such brokers, dealers or banks as the Sub-Advisor may select and, subject to Section 28(e) of the Securities Exchange Act of 1934 and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged. The Sub-Advisor will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the Manager. In no event shall the Sub-Advisor be under any duty to obtain the lowest commission or best net price for the accounts on any particular transaction. Sub-Advisor is not under any duty to execute transactions for the Funds before or after transactions for other like accounts managed by the Sub-Advisor. Sub-Advisor may aggregate sales and purchase orders of securities or derivatives held in the accounts with similar orders being made simultaneously for other portfolios managed by the Sub-Advisor if, in the Sub-Advisor's reasonable judgment, such aggregation shall result in an overall economic benefit to the accounts.

(b) Sub-Advisor shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Sub-Advisor for the Funds. Sub-Advisor is authorized to direct the Advisor to execute any documentation that may be necessary to establish such brokerage and trading arrangements and accounts.

(c) Sub-Advisor shall have the specific power to direct the custodian, in accordance with the custodian’s powers under the custody agreement, to subscribe for any security, to exercise any rights to securities or to sell the same, to exchange, to exercise, to sell or to convert any warrants or any securities to any other securities or to take any other action available to the custodian; provided, however, unless permitted by law or administrative rule or Advisor authorization, the Sub-Advisor shall not act (or receive fees, commissions, compensation or other payments for acting), either directly or indirectly, as either a broker, dealer, underwriter or principal to any transaction concerning the assets.

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(d) Sub-Advisor shall promptly notify the Advisor of each transaction and shall be the sole entity to so notify the Advisor. The form and type of such notice shall be established by agreement by and between the Sub-Advisor and the Advisor. Any action taken for the purposes of this Agreement by the custodian at its discretion, with regard to the placement of securities transactions shall be the custodian's sole liability and responsibility, including the performance of any broker. In the event a controversy arises between the custodian and any broker or dealer or underwriter with regard to any transaction, custodian or the Funds shall be responsible to institute any proceedings it deems necessary in order to protect the assets or to promptly notify the Advisor of such controversy and to thereafter act upon the directions of the Advisor.

8.	STANDARD OF CARE; LIABILITY; INDEMNITY.

(a) The Sub-Advisor shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Advisor and its partners, officers or employees shall not be liable for any action taken or omitted by the Sub-Advisor in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Funds or any shareholder of the Funds may have under any federal securities law or state law. The Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information regarding the Sub-Advisor or the Allocated Portion that has been specifically approved by the Sub-Advisor in writing for inclusion therein.

(b) Except for such Advisor Disabling Conduct (defined below), the Sub-Advisor shall indemnify the Trust, the Advisor and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (“Advisor Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) (i) arises out of or is based upon or in connection with any material misstatement or omission of a material fact in information regarding the Sub-Advisor furnished in writing to the Advisor by the Sub-Advisor for the purpose of inclusion in the Prospectus; (ii) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Sub-Advisor with respect to this Agreement; or (iii) arises out of or is based upon the willful misconduct, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Advisor in the performance of its duties under this Agreement (collectively, “Sub-Advisor Disabling Conduct”).

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(c) Except for such Sub-Advisor Disabling Conduct, the Advisor shall indemnify the Sub-Advisor and the Sub-Advisor’s officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Advisor (collectively, “Sub-Advisor Indemnified Parties”) against, and hold such Sub-Advisor Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) arising from any Proceedings in so far as such Loss (i) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Advisor with respect to this Agreement, or (ii) arises out of or is based upon the Advisor’s bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement (collectively, “Advisor Disabling Conduct”).

(d) Without limiting the foregoing, the Sub-Advisor shall not have any responsibility for and shall not be liable to the Advisor, its officers, directors, agents, employees, controlling persons or shareholders or to the Trust or its shareholders for (i) any acts of the Advisor or any other sub-advisor to the Funds with respect to the portion of the assets of the Trust not managed by the Sub-Advisor and (ii) acts of the Sub-Advisor which result from or are based upon acts of the Advisor, including, but not limited to, a failure of the Advisor to provide accurate and current information with respect to any records maintained by Advisor or any other sub-advisor to the Funds, which records are not also maintained by the Sub-Advisor or, to the extent such records relate to the portion of the assets managed by the Sub-Advisor, otherwise available to the Sub-Advisor upon reasonable request, provided, in all cases, that the liability was not attributable to the Sub-Advisor’s willful misconduct, gross negligence or reckless disregard of its duties under this Agreement.

(e) The Sub-Advisor shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(f) For the avoidance of doubt, neither the holders of shares of the Funds nor the members of the Board shall be personally liable under this Agreement, except where the Board has acted in bad faith, fraudulently, with willful misconduct, gross negligence or reckless disregard of its duties to the Funds. Except as provided under this Agreement (including, without limitation, under Section 8(c) above), the Sub-Advisor agrees that, for any claim by it against the Funds in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Funds for satisfaction and that it shall have no claim against the Trust’s trustees or the assets of any other portfolios of the Trust.

(g) Neither party will be liable to the other for any indirect, incidental, consequential, special, exemplary or punitive damages.

(h) Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Advisor shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Funds resulting from any event beyond the reasonable control of the Sub-Advisor or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Accounts’ property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

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9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT.

(a) This Agreement shall go into effect with respect to an individual Fund at the later of (x) the time such Fund commences operations pursuant to an effective amendment to the Trust’s registration statement under the 1933 Act and (y) the termination of the Initial Sub-Advisory Agreement pursuant to the proposed change in control of the Advisor, and the Agreement shall remain in effect for two years from the date thereof unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of such Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b) This Agreement may be terminated (i) by the Trust on behalf of any Fund at any time without payment of any penalty, (ii) by the Board, by the Advisor, or by vote of a majority of the outstanding voting securities of such Fund without the payment of any penalties, upon thirty (30) days’ written notice to the Sub-Advisor, (iii) by the Sub-Advisor upon ninety (90) days’ written notice to the Funds and the Advisor, or (iv) by the Sub-Advisor, in the event of Advisor Disabling Conduct that is not reasonably able to be cured or has not been cured within ten (10) business days of the Trust’s receipt of written notice from the Sub-Advisor of such Advisor Disabling Conduct, upon fifteen (15) days’ written notice. In the event of a termination with respect to one or more Funds, the Sub-Advisor shall reasonably cooperate in the orderly transfer of the affairs of such Fund(s) and, at the request of the Board or the Advisor, transfer any and all books and records of the Fund(s) maintained by the Sub-Advisor on behalf of the Fund(s) pursuant to this Agreement;

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act; and

(d) This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated. Advisor will promptly notify the Sub-Advisor of any notice the Advisor receives that the Investment Advisory Agreement will be terminated.

10.	OTHER SERVICES OF THE SUB-ADVISOR.

For the avoidance of doubt, the Sub-Advisor is not limited by this Agreement from acting as an investment adviser to any other investment products, whether registered under the 1940 Act or not. It is specifically understood that directors, officers and employees of the Sub-Advisor and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.

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The Advisor acknowledges that the Sub-Advisor will perform its investment advisory services in accordance with the particular facts unique to particular clients and their assets, such as investment objectives, tax, legal and regulatory considerations and cash availability, and that these factors will affect investment decisions. The Advisor acknowledges that the Sub-Advisor, in its sole discretion, may give advice to and take action with respect to any of its other clients which may differ from the advice given to the Advisor. Furthermore, as the Sub-Advisor has no authority to enter into or effect portfolio transactions on behalf of the Funds, the timing of portfolio transactions effected by the Advisor upon the advice of the Sub-Advisor will differ from the timing of portfolio transactions effected by the Sub-Advisor for its other clients. The Advisor acknowledges that such timing differences may impact the price of the instruments being purchased or sold.

11.	COOPERATION AND COMPLIANCE.

(a) The Sub-Advisor agrees to cooperate with and provide reasonable assistance to the Advisor, the Funds, the Funds’ custodian, accounting agent, administrator, middle office servicer, pricing agents, independent auditors and all other agents, representatives and service providers of the Funds and the Advisor, and to provide the foregoing persons such information with respect to the Allocated Portion as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with Relevant Law, and the Investment Guidelines and other restrictions and policies of the Funds.

(b) The Sub-Advisor shall use its reasonable efforts to provide the Advisor, the Funds or the Board with such information and assurances reasonably requested (including certifications and sub-certifications) and with such reasonable assistance as the Advisor, the Funds or the Board may reasonably request from time to time in order to assist it in complying with applicable laws, rules, regulations and exemptive orders, including requirements in connection with the Advisor’s, the Funds’ or the Board’s fulfillment of its responsibilities under Section 15(c) of the 1940 Act and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Funds, or to meet other regulatory or tax requirements applicable to the Funds, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Advisor shall review draft reports to shareholders, registration statements or amendments thereto or portions thereof that specifically relate to the Allocated Portion or the Sub-Advisor and other documents provided to the Sub-Advisor that relate specifically to the Allocated Portion, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information provided by the Sub-Advisor and/or contained in such reports or other documents.

(c) The Sub-Advisor shall notify the Advisor promptly upon determination of any material error in connection with its management of the Allocated Portion, including but not limited to any trade errors, whether the responsibility of the Sub-Advisor in delivery of the investment program of the Funds (such error, a “Sub-Advisor Error”) or an error of the Advisor (such error, an “Advisor Error”). In the event of a Sub-Advisor Error, the Sub-Advisor shall provide a memorandum to the Advisor that sufficiently describes any such error and the action to be taken to prevent future occurrences of such error or, alternatively, a statement that the Sub-Advisor has reviewed the relevant controls, and has determined those controls are reasonably designed to prevent additional errors in the future (and, to the extent relevant, that such controls are reasonably designed to prevent violations of the federal securities laws), and as such no further action is required. Further, if the Sub-Advisor Error was caused by a breach of the Sub-Advisor’s standard of care set forth in Section 8(a), then the Sub-Advisor shall correct the Sub-Advisor Error to the satisfaction of the Advisor and the Funds, which may include reimbursement to the Funds of costs incurred due to the error. In the event of an Advisor Error, the Sub-Advisor’s sole responsibility shall be to promptly notify the Advisor of such error after the Sub-Advisor has determined that an Advisor Error has occurred.

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(d) The Sub-Advisor shall notify the Advisor promptly if it becomes aware of any material breach of any of the Investment Guidelines, compliance policies and procedures of the Funds relating to the Allocated Portion, and of any violation of any Relevant Law, including the 1940 Act and Subchapter M of the Internal Revenue Code, relating to the Allocated Portion; provided, however, that such duty to report does not create an obligation on the part of the Sub-Advisor to actively investigate or monitor the Funds’ compliance with its compliance program or Relevant Law. The Sub-Advisor shall also notify the Advisor promptly upon detection of any material violations of the Sub-Advisor’s own compliance policies and procedures that relate to its providing investment advice to the Allocated Portion.

(e) The Sub-Advisor shall provide access to its compliance policies and procedures pertaining to its services provided to the Allocated Portion under this Agreement to the Funds’ Chief Compliance Officer to permit the Funds’ Chief Compliance Officer to conduct review and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act and shall notify the Advisor, via quarterly certification, of: (1) any material changes to its compliance policies and procedures; (2) any new material policies and procedures that the Sub-Advisor adopts pursuant to Rule 206(4)-7 under the Advisers Act or otherwise as they pertain to activities performed for or on behalf of the Allocated Portion; and (3) the retirement of any material policies and procedures previously adopted by the Sub-Advisor pursuant to Rule 206(4)-7 under the Advisers Act or otherwise as they pertained to activities performed for or on behalf of the Allocated Portion. The Funds, the Advisor, or the Funds’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Advisor with respect to the Sub-Advisor’s duties under this Agreement, and the Sub-Advisor shall use its best efforts to promptly comply with such request, including without limitation providing access to the Funds, the Advisor, or the Funds’ Chief Compliance Officer with such documents, reports, data and other information as the Funds may reasonably request regarding recommendations made by the Sub-Advisor in respect of the Allocated Portion, the Sub-Advisor’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Funds and the Sub-Advisor) as the Funds may reasonably request.

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12.	INSURANCE.

The Sub-Advisor shall maintain errors and omissions insurance coverage and commercial general liability insurance coverage, each in a commercially reasonable amount, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. Upon request, the Sub-Advisor shall provide to the Advisor certificates of insurance evidencing same.

13.	NO BORROWING.

The Sub-Advisor agrees that neither it nor any of its officers or employees shall borrow from the Funds or pledge or use the Funds’ assets in connection with any borrowing not directly for the Funds’ benefit. For this purpose, failure to pay any amount due and payable to the Funds for a period of more than thirty (30) days shall constitute a borrowing.

14.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

15.	SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect.

16.	NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Advisor hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Funds (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (“G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Advisor. Notwithstanding the foregoing and for the avoidance of doubt, such prior notification and written approval shall not be required where the Sub-Advisor has received a request to divulge such information by duly constituted authorities or is required to do so by law.

17.	ANTI-MONEY LAUNDERING COMPLIANCE.

The Sub-Advisor represents, warrants and agrees that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”) it has adopted an anti-money laundering policy and program (“Sub-Advisor AML Policy”). The Sub-Advisor agrees to comply with the Sub-Advisor AML Policy.

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The Advisor represents, warrants and agrees that, in compliance with AML Laws it has adopted an anti-money laundering policy and program (“Advisor AML Policy”). The Advisor agrees to comply with the Advisor AML Policy. The Advisor acknowledges that the Funds, or such service providers as it may engage to perform such services, shall be responsible for compliance with AML Laws with respect to the shareholders of the Funds.

18.	CONFIDENTIALITY.

(a) Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (“Confidential Information”). The Sub-Advisor understands that the investment program, holdings, performance or any other information regarding the Allocated Portion is the property of the Trust and may be used by the Trust, or by the Advisor as its agent, in the Funds’ discretion; provided, however, that the Sub-Advisor may retain and utilize holdings and performance information of the Allocated Portion. Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its affiliates, employees, consultants, legal advisors or auditors having a need to know such Confidential Information; (b)(i) in accordance with a judicial or other governmental order; (ii) in accordance with a regulatory audit, inquiry or other regulatory request; or (iii) when such disclosure is required by law, provided that the receiving party shall obtain a confidentiality undertaking where possible.

(b) Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

(c) Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

19.	USE OF NAMES.

(a) The Sub-Advisor from time to time shall make available, without charge to the Advisor or the Trust, any marks or symbols owned by the Sub-Advisor (“Mark”), including marks or symbols containing the Mark or any variation thereof, to use in the Funds’ Prospectus and/or Funds sales literature. Upon termination of this Agreement, the Advisor and the Trust must promptly cease use of the Mark.

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(b) During the term of this Agreement and after its termination, the Sub-Advisor shall not use the name of the Funds, the Advisor or Lattice (or its affiliates using the Lattice name) or any combination or derivation thereof in any material relating to the Sub-Advisor in any manner not approved prior thereto in writing by the Advisor. Notwithstanding the foregoing, the Sub-Advisor may disclose its relationship with the Advisor in specific marketing materials to prospective accounts and include the Allocated Portion’s performance in calculating composites.

(c) The Sub-Advisor shall not use the name of the Trust or any Funds on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Funds’ names which merely refers in accurate and factual terms to the Trust or Funds in connection with the Sub-Advisor’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

20.	NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, electronic mail, website or other widely-used electronic medium, by hand or by commercial overnight delivery service, addressed as follows:

LATTICE STRATEGIES, LLC (Advisor)
101 Montgomery Street, 27th Floor
San Francisco, California 94104
Attn: Albert Y. Lee
Tel:(415) 508-4983
Fax:(415) 598-5102

MELLON CAPITAL MANAGEMENT CORPORATION:
50 Fremont Street, Suite 3900

San Francisco, California 94105

Attn: Client Service Manager

Fax: (415) 777-5699

LATTICE STRATEGIES TRUST (Trust)
c/o LATTICE STRATEGIES, LLC
101 Montgomery Street, 27th Floor
San Francisco, California 94104Attn: Albert Y. Lee
Tel:(415) 508-4983
Fax:(415) 598-5102

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By consenting to the electronic delivery of any notice, documentation or other communication in respect of this Agreement or as required pursuant to applicable law, the Advisor authorizes the Sub-Advisor to deliver all communications by email or other electronic means, including, without limitation, posting electronically on the Sub-Advisor’s website (http://www.mcm.com) on the Advisor’s homepage.

21.	GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

22.	SERIES OF LATTICE STRATEGIES TRUST

Each Fund is a series of the Trust, and the parties hereto acknowledge that each series established under the Trust has the power and authority under the Delaware Statutory Trust Act and the Amended and Restated Declaration of Trust of the Trust to enter into contractual arrangements solely in the name of such series and undertake obligations or liabilities separate and apart from the obligations or liabilities of any other series of the Trust or the Trust generally. Accordingly, the parties agree that this Agreement is entered into by, and shall constitute a separate agreement of, such series and shall not be binding on, or create any obligation or liability whatsoever in respect of, any other series of the Trust or the Trust generally.

23.	ASSIGNMENT.

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

24.	MULTIPLE ORIGINALS.

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

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PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

LATTICE STRATEGIES, LLC

By:
Name:
Title:

MELLON CAPITAL MANAGEMENT CORPORATION

By:
Name:
Title:

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APPENDIX A

to

INVESTMENT SUB-ADVISORY AGREEMENT

NAMES OF FUNDS

LATTICE DEVELOPED MARKETS (ex-US) STRATEGY ETF

LATTICE EMERGING MARKETS STRATEGY ETF

LATTICE REAL ESTATE STRATEGY ETF

LATTICE US EQUITY STRATEGY ETF

LATTICE GLOBAL SMALL CAP STRATEGY ETF

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EXHIBIT D

ADDITIONAL INFORMATION ABOUT

MELLON CAPITAL MANAGEMENT CORPORATION

Certain information on each executive officer of the Sub-Advisor is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. The address of each executive officer of the Sub-Advisor is c/o Mellon Capital Management Corporation, 50 Freemont Street, Suite 3900, San Francisco, California, 94105.

Gabriela Franco Parcella, Chairman, President and Chief Executive Officer

M.P.A., University of Texas at Austin

J.D., Stanford University

B.B.A., University of Texas at Austin, Accounting

21 years of financial services, operations, risk and regulatory experience

17 years at Mellon Capital

•	Provides strategic leadership to the executive team and all areas of the firm
•	Prior executive vice president and chief operating officer, covering all operations, systems, finance, regulatory and administrative functions of the firm
•	Previous managing director of business operations, chief compliance officer and general counsel. Key contributor to Mellon Capital's international expansion, its growth in collective fund offerings, and the launch of its alternative investment strategies platform
•	Chair of Mellon Capital's Board of Directors, Executive Planning Committee and Senior Management Committee
•	Member of BNY Mellon Investment Management Executive Committee and BNY Mellon Operating Committee
•	Member of BNY Mellon Global Diversity and Inclusion Council and founder of the San Francisco Region Women's Initiative Network (WIN)
•	Trustee of the Schools of the Sacred Heart San Francisco, an independent Catholic school founded in 1887 and formerly served on the Board of San Francisco Meals on Wheels
•	Life member of ALPFA (Association of Latino Professionals in Finance and Accounting)
•	Prior to joining Mellon Capital, Gabby was an attorney at Orrick

Linda Lillard, Executive Vice President, Chief Operating Officer

B.A., Rutgers University

32 years of IT experience

24 years of investment and finance experience

14 years at Mellon Capital

•	Responsible for oversight and strategic leadership of the firm’s overall operations functions that include Information Technology, Regulatory and Portfolio Compliance, Risk Management, Middle and Back Office Operations, Finance, Legal, and Administrative functions

•	Previous positions at Mellon Capital include Managing Director and Chief Information Officer and then Managing Director and Deputy Chief Operating Officer

•	Broad achievements include developing front-to-back office system solutions, spearheading operational excellence programs to improve efficiency, implementing regulatory policies and procedures, building and managing primary and backup data centers, and establishing formal business continuity and disaster recovery programs

•	Prior to joining Mellon Capital, was a Principal at Bank of America Securities, where she oversaw the development and operation of the company’s brokerage securities operation platform that supported all aspects of back office operational functions for Institutional Sales, Prime Brokerage, Electronic Trading, and Clearing Services

•	Previously served as Vice President at Nicholas-Applegate Capital Management, where she implemented common services used to support the enterprise data warehouse, investment systems, distribution systems, and operation systems

•	Serves as Chair of the Fiduciary Committee, IT Steering Committee and Operations Committee

•	Member of ESG Committee, Executive Planning Committee, Risk Management Committee, Senior Management Committee, Securities Pricing Committee, and Trade Management Oversight Committee

•	Serves as Co-Chair of the San Francisco Chapter of the BNY Mellon’s Women’s Initiative Network

D-1

Richard K. Watson Jr. Executive Vice President and Head of Global Distribution

B.A., College of the Holy Cross, Economics

34 years of investment and finance experience

4 years at Mellon Capital

•	Responsible for sales, consultant relations, client relationship management, product marketing, marketing communications, and distribution support

•	Prior Head of Institutional Distribution for The Boston Company, where he oversaw sales and marketing efforts for the North American institutional marketplace including public, corporate, defined benefit and defined contribution plans, as well as endowments and foundations

•	Previously at The Boston Company, served as the Director of Marketing, managing the new business development and distribution efforts to the defined benefit and defined contribution markets, as well as new product development and client service

•	Prior to joining The Boston Company, spent two years with State Street Bank and Trust Company and seven years with Merrill Lynch Pierce Fenner and Smith

•	Member of Executive Planning Committee, IT Steering Committee, and Senior Management Committee

Jeff Zhang, CFA Executive Vice President, Chief Investment Officer

M.B.A., Yale University, Finance

B.S., Peking University, Biophysics

21 years of investment experience

13 years at Mellon Capital

•	Provides leadership on all investment strategies and solutions at the firm

•	Provides management and oversight of the firm's trading and research groups as well as the active portfolio management teams

•	Former Partner and co-founder at Bayswater Asset Management LLC in San Francisco

•	Previously at Mellon Capital, led the research and development of Global Tactical Asset Allocation and active currency strategies

•	Prior experience includes performing equity research on the Real Estate Investment Trust (REIT) industry at Salomon Smith Barney

•	Chair of the Investment Management Committee and Investment Research Committee

•	Member of Mellon Capital's Board of Directors, Executive Planning Committee, Fiduciary Committee, Investment Strategy Review Committee, IT Steering Committee, Risk Management Committee, and Senior Management Committee

Janine C. O’Neill Managing Director, Head of Human Resources

M.B.A, Haas School of Business, University of California, Berkley

B.S., Vassar College

16 years of investment and human resources experience

2 years at Mellon Capital

•	Responsibilities include aligning the firm’s business objectives, work culture and human resource programs; instituting and implementing employment related policies and practices for the firm; assessing talent; and promoting development and leadership initiatives.

•	Serves as member of the Senior Management Committee and Executive Planning Committee

•	Prior to joining Mellon Capital, was the HR Business Partner for iShares by BlackRock, was the Head of Investments Recruiting and held HR Business Partner positions at Barclays, and worked in financial services and CFO practices for Spencer Stuart

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EXHIBIT E

FORM OF AMENDMENT TO THE DECLARATION OF TRUST

OF LATTICE STRATEGIES TRUST

This Amendment (this “Amendment”), dated as of ____, 2016, amends that certain Declaration of Trust of the Lattice Strategies Trust (the “Trust”), made and executed as of September 30, 2014 (the “Trust Agreement”). Capitalized terms used and not defined herein shall have the meanings set forth in the Trust Agreement.

WHEREAS, the Board of Trustees of the Trust (the “Board”) approved this Amendment at a meeting of the Board held on June 10, 2016;

WHEREAS, the shareholders of the series of the Trust approved each of the changes to the Declaration of Trust that are proposed by this Amendment at a special meeting of the shareholders of the series of the Trust on [___], 2016; and

WHEREAS, the President of the Trust has been authorized to executive this written instrument to amend the Trust Agreement.

NOW, THEREFORE, pursuant to Article VIII, Section 5 of the Trust Agreement, the Trust Agreement is amended as follows:

1.	The Trust Agreement is hereby amended to delete subsection 1(a)(iii) of Article III in its entirely and replace it with the following:

(iii) establish, designate, redesignate, classify, reclassify and change in any manner any Series or Class thereof and fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust;

2.	The Trust Agreement is hereby amended to insert the phrase “for any reason as determined by the Trustees in their sole discretion, including” after the words “by any holder thereof” and before the colon in the first sentence of subsection 2(d) of Article VI.

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3.	The Trust Agreement is hereby amended to create a new subsection 7(c) of Article VII as follows:

(c) In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

All questions concerning the construction, validity and interpretation of this Amendment and the performance of the obligations imposed by this Amendment shall be governed by the internal law of the State of Delaware, including the Delaware Statutory Trust Act.

IN WITNESS WHEREOF, the President of the Trust, being authorized by action of the Board, has executed this Amendment as of the date above first written.

_____________________________

Darek Wojnar, as President and not individually

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